UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

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☐ Soliciting Material under §240.14a-12

UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, January 9, 2024

The Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (the “Company”) will be held at the corporate offices of the Company located at 68 Jonspin Road, Wilmington, Massachusetts 01887 on Tuesday, January 9, 2024 at 8:30 A.M. Eastern Time for the following purposes:

1.
To elect two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;
2.
To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the accompanying Proxy Statement;
3.
To approve, on a non-binding, advisory basis, the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers;
4.
To approve the UniFirst Corporation 2023 Equity Incentive Plan;
5.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024; and
6.
To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Proposal 1 above relates solely to the election of two Class I Directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any shareholder of the Company.

The Board of Directors has fixed the close of business on November 13, 2023 as the record date for the Annual Meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. Accordingly, you can access the proxy materials at www.edocumentview.com/UNF. Instructions for accessing the proxy materials and voting are described below and in the Annual Shareholder Meeting Notice (the “Notice”) that you received. Please review the proxy materials prior to voting.

Your vote is very important. If you hold your shares in your own name as a holder of record with our transfer agent, you may vote by one of the following methods:

1.
BY INTERNET, by going to the Internet web address www.envisionreports.com/UNF and following the instructions on the Notice you received and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by the Internet must be received by 11:59 P.M., Eastern Time, on January 8, 2024.
2.
BY TELEPHONE, if you received printed copies of the proxy materials by mail in accordance with the instructions in the Notice, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the proxy card. Proxies submitted by telephone must be received by 11:59 P.M., Eastern Time, on January 8, 2024.
3.
BY PROXY CARD, if you received printed copies of the proxy materials by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you are a stockholder of record and attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy. We encourage you to vote prior to the Annual Meeting by Internet, telephone or proxy card in accordance with the instructions above.

If your shares are held by a broker, bank or other nominee in street name, please follow the instructions you receive from your broker, bank or other nominee to have your shares voted. If your shares are held by a broker, bank or other nominee in street name and you wish to vote in person at the Annual Meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of record prior to attending the meeting and voting.

By Order of the Board of Directors,

SCOTT C. CHASE, Secretary

Wilmington, Massachusetts

November 30, 2023

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2023 ANNUAL REPORT ON FORM 10-K, AT WWW.EDOCUMENTVIEW.COM/UNF AND VOTE BY INTERNET AT WWW.ENVISIONREPORTS.COM/UNF, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON. IF YOUR SHARES ARE HELD IN STREET NAME, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR BROKER, BANK OR OTHER NOMINEE TO HAVE YOUR SHARES VOTED.

Important

Please note that due to security procedures, if you decide to attend the Annual Meeting, you will be required to show a form of picture identification to gain access to the offices of UniFirst Corporation. Please contact the Company’s Investor Relations group at (978) 658-8888 if you plan to attend the Annual Meeting.

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 9, 2024

at 8:30 A.M. Eastern Time

at the corporate offices of UniFirst Corporation

located at 68 Jonspin Road,

Wilmington, Massachusetts 01887

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UniFirst Corporation (the “Company”, “UniFirst”, “we”, “our” or “us”) for use at the 2024 Annual Meeting of Shareholders to be held on Tuesday, January 9, 2024 (the “Annual Meeting”) and at any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are first being made available to shareholders on or about November 30, 2023.

The Board of Directors has fixed the close of business on November 13, 2023 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the close of business on the Record Date, there were outstanding and entitled to vote 15,127,118 shares of common stock, par value $0.10 per share (“Common Stock”), and 3,590,295 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share.

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect two Class I Directors nominated by the Board of Directors, each to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in this Proxy Statement; (3) to approve, on a non-binding, advisory basis, the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers; (4) to approve the UniFirst Corporation 2023 Equity Inventive Plan; (5) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024; and (6) to consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

With respect to the election of Class I Directors, a plurality of the votes cast by holders of shares of (1) Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Michael Iandoli and (2) Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Joseph M. Nowicki. Votes may be cast “For” or “Withhold” with respect to the election of each of Messrs. Iandoli and Nowicki. A “Withhold” vote is not considered a vote cast for the election of a Director and will have no impact on the election of a Director, except to the extent that in a contested election the failure to vote for an individual results in another individual receiving a larger percentage of votes. Under the plurality voting standard, the two nominees up for election at the Annual Meeting that receive the highest number of votes cast “For” their election will be elected.

With respect to the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (Proposal 2), the approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers (Proposal 3), the approval of the UniFirst Corporation 2023 Equity Incentive Plan (Proposal 4), the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024 (Proposal 5) and each other matter expected to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. Votes may be cast “For”, “Against” or “Abstain” on Proposal 2, Proposal 4 and Proposal 5. Votes may be cast for a frequency of every year (box “1 Year” on the proxy card), every two years (box “2 Years” on the proxy card) or every three years (box “3 Years” on the proxy card), or shareholders may “Abstain” with respect to Proposal 3.

If you are the beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposals 1, 2, 3 and 4 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 5 is considered to be “routine” under NYSE rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal 5.

The representation in person or by proxy of at least a majority of all Common Stock and Class B Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that in a contested election the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the other proposals described above or any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your vote is very important. If you hold your shares in your own name as a holder of record with our transfer agent, you may vote by one of the following methods:

1.
BY INTERNET, by going to the Internet web address www.envisionreports.com/UNF and following the instructions on the Annual Shareholder Meeting Notice (the “Notice”) you received and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by the Internet must be received by 11:59 P.M., Eastern Time, on January 8, 2024.
2.
BY TELEPHONE, if you received printed copies of the proxy materials by mail in accordance with the instructions in the Notice, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the proxy card. Proxies submitted by telephone must be received by 11:59 P.M., Eastern Time, on January 8, 2024.
3.
BY PROXY CARD, if you received printed copies of the proxy materials by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you are a stockholder of record and you attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy. We encourage you to vote prior to the Annual Meeting by Internet, telephone or proxy card in accordance with the instructions above.

If your shares are held by a broker, bank or other nominee in street name, please follow the instructions you receive from your broker, bank or other nominee to have your shares voted. If your shares are held by a broker, bank or other nominee in street name and you wish to vote in person at the Annual Meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of record prior to attending the meeting and voting.

Shares represented by a properly executed proxy received prior to the times above and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy (1) will be voted “For” the election of each of the two nominees for Class I Director named in this Proxy Statement, each to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) will be voted “For” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, (3) will be voted for a frequency of every “1 Year” for holding future say-on-pay votes on the compensation of the Company’s named executive officers, (4) will be voted “For” the approval of the UniFirst Corporation 2023 Equity Incentive Plan, and (5) will be voted “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024. It is not anticipated that any matter other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors recommends a vote (1) “For” the election of each of the two nominees for Class I Director, (2) “For” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, (3) for a frequency of every “1 Year” for holding future say-on-pay votes on the compensation of the Company’s named executive officers, (4) “For” the approval of the UniFirst Corporation 2023 Equity Incentive Plan and (5) “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities, (3) filing a duly executed proxy bearing a later date, or (4) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any written revocation of a proxy should be sent to UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887, Attention: Secretary, prior to the vote at the Annual Meeting.

If your shares are held through a broker, bank or other nominee and you instructed your broker, bank or other nominee to vote your shares by following the instructions that the broker, bank or other nominee provided to you, you may change your voting instructions by submitting new voting instructions to your broker, bank or other nominee prior to the deadline for voting.

The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, on the Internet websites www.edocumentview.com/UNF and www.envisionreports.com/UNF and by telephone, the Directors, officers and employees of the Company may also solicit proxies personally, by telephone or by mail without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

The Company’s 2023 Annual Report to Shareholders, including the Company’s audited financial statements for the fiscal year ended August 26, 2023 (the “2023 fiscal year”), is being made available to shareholders concurrently with this Proxy Statement at www.edocumentview.com/UNF and www.envisionreports.com/UNF.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of six members, divided into three classes of two directors. Generally, one class is elected each year at the Annual Meeting of Shareholders and the Directors in each class serve for a term of three years and until their respective successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each Annual Meeting of Shareholders.

At the Annual Meeting, two Class I Directors will be elected to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Michael Iandoli and Joseph M. Nowicki as Class I Directors (together, the “Nominees”).

The Board of Directors has determined that Messrs. Iandoli and Nowicki are “independent” under the rules of the New York Stock Exchange.

Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates “For” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that any of the Nominees will be unable to serve as a Director, in the event any of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy for such other person or persons as the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Mr. Iandoli. The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Mr. Nowicki.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MICHAEL IANDOLI AND JOSEPH M. NOWICKI AS CLASS I DIRECTORS.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the two nominees for election as Class I Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2025 and 2026, based on information furnished to the Company by each Director. Approximately one-third of our Board of Directors self-identifies as female or ethnically diverse.

Class I Director Nominees for Election at the 2024 Annual Meeting – Nominated to Serve for a Term that Expires in 2027	Age	Director Since

Michael Iandoli	78	2007

Mr. Iandoli has served as Director of the Company since 2007. He currently consults with various businesses in the areas of staffing and managed service programs. He previously served as Chief Executive Officer of PEAK Technical Staffing USA, a provider of technical staffing, from August 2013 to April 2020. Mr. Iandoli previously served as Director of Strategic Staffing at PEAK Technical Staffing USA from 2007 to August 2013. He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a billion dollar international contract labor firm serving the automotive and high-tech industries. Mr. Iandoli was President of the Executive Committee at the Larz Anderson Auto Museum from 2007 to January 2014. Mr. Iandoli brings to the Board of Directors his extensive executive leadership and operational experience.

Joseph M. Nowicki (1)	62	2022

Mr. Nowicki has served as Director of the Company since 2022. Mr. Nowicki was the Executive Vice President and Chief Financial Officer of Beacon Roofing Supply, Inc., a Nasdaq-listed distributor of commercial and residential roofing products and related building materials, from 2013 to 2020. He was previously Chief Financial Officer of Spartan Motors, Inc., a Nasdaq-listed specialty vehicle manufacturer, from 2009 to 2013. Mr. Nowicki has served since 2020 on the Board of Directors of LL Flooring Holdings, Inc. (formerly Lumber Liquidators Holdings, Inc.), a NYSE-listed company that is one of North America’s leading specialty retailers of hard-surface flooring, where he is Chair of the Audit Committee and a member of the Compliance and Regulatory Affairs Committee. Mr. Nowicki previously served on the Board of Directors of Diversified Restaurant Holdings, Inc., a Nasdaq-listed company and one of the largest franchisees of Buffalo Wild Wings, from 2010 to 2020. He also previously served on the Board of Directors of ASV Holdings, Inc., a Nasdaq-listed company and designer and manufacturer of a broad range of high-quality compact track loader and skid steer loader equipment, from 2017 to 2019. Mr. Nowicki brings to the Board of Directors his extensive leadership, business and financial experience.

Continuing Class III Directors – Term Expires in 2025	Age	Director
		Since

Cynthia Croatti	68	1995

Ms. Croatti joined the Company in 1980. Ms. Croatti was most recently an Executive Vice President with a primary focus on advancing key initiatives aimed at enhancing the Company’s culture, branding, and long-term strategy. Ms. Croatti retired from the Company in 2022 but remains a special consultant and advisor to the Company's CEO and Senior Leadership Team. During her tenure at the Company, she previously had primary responsibility for overseeing the human resources and purchasing functions. Ms. Croatti has served as a Director since 1995 and previously served as Treasurer. Ms. Croatti brings to the Board of Directors her detailed knowledge of the Company and the Company’s industry and her executive leadership experience.

Sergio A. Pupkin (1)	58	2022

Mr. Pupkin has served as a Director of the Company since October 2022. He has served since 2021 as Senior Vice President and Chief Growth and Strategy Officer at Sealed Air Corporation, a NYSE-listed leading global provider of packaging solutions integrating high-performance materials, automation, equipment and services. In that role, Mr. Pupkin is responsible for global strategy, mergers and acquisitions, strategic marketing, digital business development, research and development and sustainability. Mr. Pupkin was previously named Vice President and Chief Growth & Strategy Officer and appointed an executive officer of Sealed Air Corporation in 2020. Prior to that, Mr. Pupkin served as Vice President and Chief Strategy Officer of Sealed Air Corporation from 2019 to 2020 and served as Vice President, Corporate Strategy, Mergers and Acquisitions from 2016 to 2019. From 2011 to 2016, Mr. Pupkin held leadership positions in Sealed Air Corporation’s former Diversey Care segment. Mr. Pupkin brings to the Board of Directors extensive leadership experience in strategy, corporate development and international marketing.

Continuing Class II Directors – Term Expires in 2026	Age	Director Since

Steven S. Sintros	50	2017

Mr. Sintros joined the Company in 2004. Mr. Sintros has served as our President and Chief Executive Officer and a Director since July 2017. He has overall responsibility for management of the Company. He previously served as our Chief Financial Officer from January 2009 until January 2018. Prior to taking the role of Chief Financial Officer, Mr. Sintros held various financial roles within the Company. Mr. Sintros brings to the Board of Directors his executive leadership experience and his significant knowledge of, and experience with, the Company and its industry.

Raymond C. Zemlin	68	2017

Mr. Zemlin has served as Director of the Company since January 2017 and as Chairman of the Board of Directors since October 2017. Mr. Zemlin was a partner in the law firm Goodwin Procter LLP until his retirement in September 2017. Mr. Zemlin joined Goodwin Procter LLP in 1980 and became a partner in 1988. While at Goodwin Procter LLP, he focused primarily on securities law, mergers and acquisitions, corporate finance and governance matters for public companies. Mr. Zemlin brings to the Board of Directors an in-depth knowledge of the Company and the industries in which it operates combined with over 35 years of legal expertise and experience.

(1)
The Company has designated Messrs. Nowicki and Pupkin to be elected by the holders of Common Stock voting separately as a single class.

Meetings of the Board of Directors and Its Committees

Board of Directors. The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board of Directors is currently composed of two Class I Directors (Messrs. Iandoli and Nowicki), two Class II Directors (Messrs. Sintros and Zemlin) and two Class III Directors (Mr. Pupkin and Ms. Croatti). Phillip L. Cohen, Thomas S. Postek and Kathleen M. Camilli also served on the Board of Directors during the 2023 fiscal year. The terms of the continuing Class III Directors and II Directors will expire upon the election and qualification of Directors at the Annual Meeting of Shareholders in 2025 and 2026, respectively. At each Annual Meeting of Shareholders, Directors generally will be elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held 13 meetings during the Company’s 2023 fiscal year.

Audit Committee. During the 2023 fiscal year, the Audit Committee consisted of Messrs. Nowicki (Chair), Cohen and Postek and Ms. Camilli. The Audit Committee held seven meetings during fiscal 2023. The current members of the Audit Committee are Messrs. Nowicki (Chair), Iandoli and Pupkin. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and reporting process, (2) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter, which is reviewed annually and revised from time to time. A current copy of the Audit Committee Charter, as amended and restated, is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Audit Committee during fiscal 2023 and each of the current members of the Audit Committee is “independent” under the rules of the NYSE and the Securities and Exchange Commission (the “SEC”) and has determined that Messrs. Nowicki, Iandoli, Pupkin, Cohen and Postek are “audit committee financial experts” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, a current copy of which is available on the Company’s website at www.unifirst.com. The Company’s Audit Committee Complaint Procedure is also available on the Company’s website at www.unifirst.com.

Compensation Committee. During the 2023 fiscal year, the Compensation Committee consisted of Messrs. Iandoli (Chair), Nowicki and Zemlin. The Compensation Committee met on five occasions during fiscal 2023. Messrs. Iandoli (Chair), Nowicki and Zemlin are also the current members of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation program, recommending awards under the Company’s equity compensation plans and establishing the compensation for the Company’s Chief Executive Officer. The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the rules of the NYSE. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which is reviewed annually and revised from time to time. A current copy of the Compensation Committee Charter is available on the Company’s website at www.unifirst.com.

Nominating and Corporate Governance Committee. During the 2023 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Zemlin (Chair), Cohen, Iandoli and Pupkin. The Nominating and Corporate Governance Committee met on three occasions in fiscal 2023. Messrs. Zemlin (Chair), Iandoli and Pupkin are the current members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which is reviewed annually and revised from time to time. A current copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the NYSE. The Nominating and Corporate Governance Committee’s policy is to review and consider all Director candidates recommended by any of the Company’s Directors or shareholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of certain of these requirements. While neither the Board of Directors nor the Nominating and Corporate Governance Committee has a specific policy with respect to diversity, the Policy Regarding New Director Nominations provides that the Nominating and Corporate Governance Committee believes that director candidates should have a background that is complementary to that of the existing Board members so as to provide management and the Board of Directors with a diversity and freshness of views. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The current Corporate Governance Guidelines are available on the Company’s website at www.unifirst.com. In addition, the Nominating and Corporate Governance Committee maintains a Policy Regarding New Director Nominations, a current copy of which is available on the Company’s website at www.unifirst.com. Since this policy was adopted, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors.

Environmental, Social and Governance (ESG) Committee. During the 2023 fiscal year, the ESG Committee consisted of Ms. Camilli (Chair), Ms. Croatti and Messrs. Iandoli and Pupkin. The ESG Committee met on two occasions during fiscal 2023. The current members of the ESG Committee are Messrs. Pupkin (Chair), Ms. Croatti, and Messrs. Nowicki and Zemlin. The ESG Committee is responsible for providing oversight and advice to the Company with respect to environmental, social and governance matters. A current copy of the ESG Committee Charter is available on the Company’s website at www.unifirst.com.

Each Director participated in at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. The Board of Directors generally schedules a meeting to coincide with the Annual Meeting of Shareholders. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors participated in the 2023 Annual Meeting of Shareholders.

Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Independence of Board Members

The Board of Directors has determined that each of Messrs. Iandoli, Nowicki, Pupkin and Zemlin is an “independent director” in accordance with the corporate governance rules of the NYSE as a result of having no material relationship with the Company other than (1) serving as a Director and a Board of Directors Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of the Company’s securities as disclosed in the section of this Proxy Statement entitled — “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders.” The Board of Directors had previously determined that each of Messrs. Cohen and Postek and Ms. Camilli was an “independent director” as well.

Board Leadership Structure

Mr. Sintros serves as our President and Chief Executive Officer and as Director, and Mr. Zemlin, an independent Director, serves as Chairman of the Board of Directors. The Board of Directors believes that having independent Board leadership ensures strong independent oversight. Mr. Zemlin presides at all meetings of the Board of Directors and chairs the executive sessions of independent Directors, who regularly meet in executive sessions at which only independent Directors are present. Mr. Zemlin also provides input to Mr. Sintros and makes suggestions regarding meeting agendas. Mr. Zemlin, from time to time, provides feedback to the President and Chief Executive Officer on executive sessions and facilitates discussion among the independent Directors outside of meetings of the Board of Directors.

Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk assessment and management function, considering the Company’s major financial risk exposures and evaluating the steps that the Company’s management has taken to monitor and control such exposures. For example, the Board of Directors receives periodic reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and reputational risks. The Company believes that the leadership structure of the Board of Directors supports effective oversight of risk assessment and management.

Risk Considerations in the Company’s Compensation Programs

In connection with the Compensation Committee’s compensation reviews, the Compensation Committee assesses whether the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Based on its review, the Compensation Committee believes that the mix and design of the Company’s compensation plans and policies do not encourage employees to assume excessive risk and therefore are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee considered a number of matters, including the following elements of the Company’s executive compensation plans and policies: (1) the Company sets performance goals that the Company believes are reasonable in light of past performance and market conditions; (2) the long-term vesting for the Company’s equity incentive awards helps to align the interests of management with those of the Company’s shareholders in respect of the Company’s long-term performance; (3) a range of levels of performance under the Company’s cash incentive bonus plans and its performance-based equity awards results in corresponding levels of compensation under those plans, rather than an “all-or-nothing” approach; and (4) achievement of the targets under the Company’s bonus plans is based on the satisfaction of corporate performance metrics such as revenues and operating income, which serves to minimize the impact of excessive risk-taking by any individual member of management.

Evaluation Program of the Board of Directors and its Committees

In order to maintain the Company’s governance standards, the Board of Directors, and each committee thereof, is required to undertake annually a formal self-evaluation process. As part of this process, the members of the Board of Directors and each committee thereof evaluate a number of competencies, including, but not limited to, its structure, roles, processes, composition, development, dynamics, effectiveness and involvement.

Meetings of Independent Directors

The independent Directors of the Company meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Zemlin. Any interested party or shareholder who wishes to make their concerns known to the independent Directors may avail themselves of the same procedures provided below under the heading “Communication with the Board of Directors.” The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Communication with the Board of Directors

Any interested party or shareholder who wishes to communicate with any of the Company’s Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s), c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded promptly to the appropriate addressee(s).

Director Stock Ownership Policy

The Board of Directors has a stock ownership policy. Under the policy, Directors are expected to own shares of the Company’s stock having a value at least equal to four times the annual retainer fees for Directors. The policy provides a four-year phase-in period. The Board of Directors believes that this policy helps to align the interests of the Directors with those of the Company’s shareholders.

Policy Against Pledging and Hedging Company Shares

The Board of Directors has a policy that generally prohibits a non-employee Director from pledging Company shares without the express prior approval of the Compensation Committee. Similarly, the policy also prohibits a non-employee Director from holding Company shares in a margin account or making such shares held in a brokerage account available as collateral for a margin feature. Based on information furnished to the Company by each non-employee Director, no Company shares owned by any non-employee Director are held in a margin account, serve as collateral for any loan or are subject to any pledge obligation.

The Company’s insider trading policy prohibits Directors and officers from engaging in transactions of a speculative nature involving the Company’s securities. The policy prohibits short sales and other hedging transactions and also generally prohibits transactions involving derivative securities, such as options, calls or puts whose value is derived from the value of the Company’s equity securities. The policy also prohibits all of the Company’s Directors and officers from pledging Company securities without the consent of the Compensation Committee. In addition, the policy prohibits all of the Company’s Directors and officers from margining Company securities.

Clawback Policy

The Board of Directors adopted a Clawback Policy effective as of October 2, 2023. The Clawback Policy generally provides, subject to certain exceptions, that if the Company is required to prepare a restatement of its financial statements, the Company will recover from its executive officers any incentive-based compensation that was erroneously awarded in excess of the amount that otherwise would have been awarded based on restated amounts in the restated financial statements. The recovery period is the three completed fiscal years immediately preceding the date that the Board of Directors concludes that the Company is required to restate its financial statements. Incentive-based compensation includes any compensation that is earned based on the attainment of a financial reporting measure of the Company and any other equity-based compensation. The Clawback Policy also applies to employees that are not executive officers if the Board of Directors determines that such employees materially contributed to the circumstances requiring the restatement and that such contribution involved misconduct or a breach of fiduciary duty.

Security Ownership of Management, Directors, Director Nominees and Principal Shareholders

The following table sets forth as of November 13, 2023 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the named executive officers of the Company identified below under the heading “Summary Compensation Table” and (iii) all executive officers, Directors and Nominees as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of the Company’s Common Stock and Class B Common Stock on November 13, 2023, restricted stock units which are vested as of, or will vest within 60 days after, November 13, 2023 and stock appreciation rights which are exercisable as of, or will vest within 60 days after, November 13, 2023 and are exercisable based on the closing price of the Company’s Common Stock on November 13, 2023.

Name of Beneficial Owner^	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Steven S. Sintros(2)(3)	28,530	*	*
Shane F. O’Connor(2)(4)	3,170	*	*
David M. Katz(2)(4)	6,977	*	*
David A. DiFillippo(2)(4)	16,607	*	*
William M. Ross(2)(4)	8,168	*	*
Michael A. Croatti(2)(5)	55,815	*	1.0%
Cynthia Croatti(2)(7)	2,992	*	*
Michael Iandoli(2)(6)	6,185	*	*
Raymond C. Zemlin(2)(6)	6,073	*	*
Joseph M. Nowicki(2)(6)	2,441	*	*
Sergio A. Pupkin(2)(6)	2,212	*	*
All Directors, Nominees and executive officers as a group(2) (11 persons)	139,170	*	1.1%

^ Unless otherwise indicated, each beneficial owner’s address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

* Less than 1%.

(1)
The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 13, 2023, a total of 18,717,413 shares of Common Stock were outstanding, of which 15,127,118 were shares of Common Stock entitled to one vote per share and 3,590,295 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.
(2)
Includes 12,690 fully vested stock appreciation rights owned by Mr. Sintros, 1,297 fully vested stock appreciation rights owned by Mr. O’Connor, 5,197 fully vested stock appreciation rights owned by Mr. Katz, 10,530 fully vested stock appreciation rights owned by Mr. DiFillippo, 6,530 fully vested stock appreciation rights owned by Mr. Ross, 2,530 fully vested stock appreciation rights owned by Mr. Croatti, 957 fully vested stock appreciation rights owned by Ms. Croatti, 1,201 fully vested stock appreciation rights owned by Mr. Iandoli, 3,310 fully vested stock appreciation rights owned by Mr. Zemlin and 1,322 fully vested stock appreciation rights owned by each of Messrs. Pupkin and Nowicki. These fully vested stock appreciation rights exclude those that are out of the money (“OTM”) on November 13, 2023 as they would not be exercisable.
(3)
Mr. Sintros owns 14,340 shares of Common Stock, the fully vested stock appreciation rights listed in footnote 2, 1,508 stock appreciation rights which will vest on November 27, 2023, 644 time-based restricted stock units which will vest on November 19, 2023 and 855 time-based restricted stock units which will vest on November 27, 2023. The stock appreciation rights exclude those that are OTM on November 13, 2023 as they would not be exercisable.
(4)
Mr. O’Connor owns 1,873 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 2. Mr. Katz owns 1,780 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 2. Mr. DiFillippo owns 6,077 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 2. Mr. Ross owns 1,573 shares of Common Stock directly, 65 shares of Common Stock in an Individual Retirement Account (IRA) and the fully vested stock appreciation rights listed in footnote 2.

(5)
Mr. Croatti owns 3,513 shares of Common Stock directly, 810 shares of Common Stock in his 401(k), 48,692 shares of Class B Common Stock and the fully vested stock appreciation rights listed in footnote 2. In addition, the information presented for Mr. Croatti does not include any shares beneficially owned by certain other trusts for which Mr. Croatti is a trustee, in the aggregate, beneficially own 35,329 shares of Class B Common Stock.
(6)
Mr. Iandoli owns 4,984 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 2. Mr. Zemlin owns 2,763 shares of Common Stock with respect to which he has shared voting and investment power with his spouse and the fully vested stock appreciation rights listed in footnote 2. Mr. Nowicki owns 1,119 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 2. Mr. Pupkin owns 890 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 2.
(7)
Ms. Croatti owns the fully vested stock appreciation rights listed in footnote 2. The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a shareholder and director of the general partners of each of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 670,623 and 1,015,717 shares of Class B Common Stock. The general partners of The Queue Limited Partnership and The Red Cat Limited Partnership own 199 and 3 shares of Class B Common Stock, respectively. Ms. Croatti is trustee and a beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, their respective general partners or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 68,534 shares of Common Stock and 152,742 shares of Class B Common Stock.

To the knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding shares of Common Stock or Class B Common Stock of the Company as of November 13, 2023. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
BlackRock, Inc.(2)	2,385,947	12.7%	4.7%
The Vanguard Group, Inc.(3)	1,689,223	9.0	3.3
The Ronald D. Croatti Trust—1993(4)	1,035,734	5.5	20.3
The Red Cat Limited Partnership(5)	1,015,720	5.4	19.9
The London Company(6)	982,276	5.2	1.9
River Road Asset Management, LLC(7)	938,471	5.0	1.8
The Queue Limited Partnership(8)	670,822	3.6	13.1
Cecelia Levenstein(9)	504,267	2.7	8.8

(1)
The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 13, 2023, a total of 18,717,413 shares of Common Stock were outstanding, of which 15,127,118 were shares of Common Stock entitled to one vote per share and 3,590,295 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.
(2)
Information regarding BlackRock, Inc. is based solely on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2023, which indicates that BlackRock, Inc. has sole voting power with respect to 2,354,829 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(3)
Information regarding The Vanguard Group is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023, which indicates that The Vanguard Group has sole voting power with respect to no shares of Common Stock, shared voting power with respect to 10,584 shares of Common Stock, sole dispositive power with respect to 1,663,870 shares of Common Stock and shared dispositive power with respect to 25,353 shares of Common Stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
The Ronald D. Croatti Trust—1993 owns 1,035,734 shares of Class B Common Stock representing 28.8% of such class. Carol Croatti and Matthew Croatti are the trustees of The Ronald D. Croatti Trust—1993. The address of The Ronald D. Croatti Trust—1993 is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.
(5)
The Red Cat Limited Partnership owns 1,015,717 shares of Class B Common Stock representing 28.3% of such class. The general partner of The Red Cat Limited Partnership is Red Cat Management Associates, Inc., which has sole voting and dispositive power over the shares owned by The Red Cat Limited Partnership. The Ronald D. Croatti Trust—1993 and Cynthia Croatti are the sole shareholders and Carol Croatti and Cynthia Croatti are the directors of Red Cat Management Associates, Inc. In addition, Red Cat Management Associates, Inc. owns 3 shares of Class B Common Stock directly, which are included in the table above. The address of The Red Cat Limited Partnership is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.
(6)
Information regarding The London Company is based solely on a Schedule 13G/A filed by The London Company with the SEC on February 14, 2023, which indicates that The London Company has sole voting power with respect to all of the shares of Common Stock, shared voting power with respect to no shares of Common Stock, sole dispositive power with respect to 900,018 shares of Common Stock and shared dispositive power with respect to 82,258 shares of Common Stock. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.
(7)
Information regarding River Road Asset Management, LLC is based solely on a Schedule 13G filed by River Road Asset Management, LLC with the SEC on February 8, 2023, which indicates that River Road Asset Management, LLC has sole voting power with respect to 886,586 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock The address of River Road Asset Management, LLC is 462 S. 4th St., Suite 2000, Louisville, KY 40202.
(8)
The Queue Limited Partnership owns 670,623 shares of Class B Common Stock representing 18.7% of such class. The general partner of The Queue Limited Partnership is Queue Management Associates, Inc., which has sole voting and dispositive power over the shares owned by The Queue Limited Partnership. The Ronald D. Croatti Trust—1993, Cynthia Croatti and Cecelia Levenstein are the sole shareholders and Carol Croatti, Cynthia Croatti and Cecilia Levenstein are the directors of Queue Management Associates, Inc. In addition, Queue Management Associates, Inc. owns 199 shares of Class B Common Stock directly, which are included in the table above. All decisions by the directors of Queue Management Associates, Inc. must be made unanimously. The address of The Queue Limited Partnership is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.
(9)
Ms. Levenstein owns 444,349 shares of Class B Common Stock representing 12.4% of such class, and 59,918 shares of Common Stock. Ms. Levenstein is a shareholder and director of the general partner of The Queue Limited Partnership, which owns 670,623 shares of Class B Common Stock. The general partner of The Queue Limited Partnership owns 199 shares of Class B Common Stock directly, which are included in the table above. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership or Queue Management Associates, Inc. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 100,817 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, in collaboration with management, develops and implements our compensation policies. The Compensation Committee also reviews and establishes the compensation paid to our executive officers. We believe we provide an appropriate and competitive total compensation package to our executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executive officers based on the achievement of predetermined corporate goals.

This Compensation Discussion and Analysis describes our compensation objectives, policies and practices with respect to our President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and our other four most highly-compensated executive officers as determined in accordance with applicable SEC rules (collectively, our “named executive officers”). For fiscal 2023, as we did in last year’s Proxy Statement, we determined to include a sixth named executive officer (i.e., a fourth other most highly-compensated executive officer) because each of William M. Ross and Michael A. Croatti has the same title and received the same level of salary, annual cash incentive bonus and annual long-term equity incentive awards in fiscal 2023.

Accordingly, our named executive officers in fiscal 2023 were Steven S. Sintros, our President and Chief Executive Officer, Shane F. O’Connor, our Executive Vice President and Chief Financial Officer, David M. Katz, our Executive Vice President, Sales and Marketing, David A. DiFillippo, our Executive Vice President, Operations, Mr. Ross, our Executive Vice President, Operations and Mr. Croatti, our Executive Vice President, Operations.

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•
attract and retain talented and experienced executives in the highly competitive uniform rental and sales industry;
•
motivate and reward executives whose knowledge, skills and performance are critical to our success and the furtherance of our long-term strategic plan;
•
align the interests of our executives and shareholders by motivating executives to increase shareholder value and by rewarding executives when shareholder value increases;
•
provide a competitive compensation package which is weighted heavily towards pay for performance, and in which a significant portion of total compensation is determined by corporate and individual performance and the creation of shareholder value;
•
ensure fairness among our executive officers by recognizing the contributions each executive makes to our success; and
•
foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs and Plans

We designed our executive compensation programs and plans to achieve the objectives described above. Our executive compensation primarily consists of base salary, annual cash incentive bonuses under an executive bonus plan and CEO Cash Incentive Bonus Plan, or CEO Bonus Plan, that are tied to the achievement of predetermined corporate performance goals, long-term equity incentive compensation and broad-based benefits programs. We also design management by objectives, or MBOs, for certain of our named executive officers, which are intended to incentivize performance with respect to objectives established at the beginning of the fiscal year. Our named executive officers have the opportunity to earn cash bonuses based on their achievement with respect to such MBOs.

Within the context of the overall objectives of our compensation programs, we typically determine the specific amounts of compensation to be paid to each of our named executive officers based on a number of factors:

•
the performance of our named executive officers in prior years;
•
the roles and responsibilities of our named executive officers;
•
the individual experience and skills of our named executive officers;
•
for each named executive officer, other than our Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer; and
•
the amounts of compensation being paid to our other named executive officers.

In addition, we rely on our understanding of the amount of compensation paid by our principal competitors and similarly situated companies to their executives with comparable roles and responsibilities as a market check for the compensation decisions we make.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of how each element fits into the overall compensation of our named executive officers. We also discuss below the amounts of compensation paid to our named executive officers for fiscal 2023 under each of these elements. In the descriptions below, we highlight particular compensation objectives that we have used to design specific elements of our executive compensation program to address. However, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.

With respect to our CEO compensation program, we initially designed the structure in fiscal 2017 with benchmarking data and input from Pearl Meyer & Partners, LLC (now known as Meridian Compensation Partners), a third party compensation consulting firm. At that time, we considered and confirmed Pearl Meyer’s independence. While we did not conduct formal benchmarking with respect to the compensation of our named executive officers in fiscal 2023, we used data prepared by Meridian Compensation Partners as one of several factors to inform certain of our determinations with respect to such compensation. We considered and confirmed the independence of Meridian Compensation Partners.

Base Salary - Named Executive Officers

We pay our named executive officers a base salary, which we review and determine annually. We believe that a competitive base level of compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executive officers who will facilitate the accomplishment of our long-term strategic plan and increase shareholder value. We also believe that attractive base salaries can motivate and reward executive officers for their overall performance. The base salaries paid to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions.

The base salaries set forth in the “Summary Compensation Table” below reflect the base salaries earned by our named executive officers in fiscal 2023. We determined the base salaries of our named executive officers on a fiscal year basis.

For fiscal 2023, we increased the annual base salaries of our named executive officers as a result of their performance as follows: Mr. Sintros from $850,000 to $888,250, Mr. O’Connor from $400,000 to $422,000, Mr. Katz from $444,000 to $461,760, Mr. DiFillippo from $410,000 to $426,400, Mr. Ross from $375,000 to $393,750 and Mr. Croatti from $375,000 to $393,750.

Annual Cash Incentive Bonuses - Named Executive Officers

Consistent with our emphasis on performance incentive compensation programs, our named executive officers are eligible to receive annual cash incentive bonuses primarily based on their performance as measured against predetermined corporate financial goals that we establish. The primary objective of our annual cash incentive bonuses is to motivate our named executive officers and to reward them for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals. Our annual cash incentive bonuses also align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.

Mr. Sintros participates in our CEO Bonus Plan, and our other named executive officers participate in our executive bonus plan. Our CEO Bonus Plan and executive bonus plan are described below. The performance metrics for fiscal 2023 under the CEO Bonus Plan were the same as the performance metrics under our executive bonus plan and are based on corporate adjusted revenue and adjusted operating income. We designed the structure of the plans in fiscal 2023 to align the performance bonus criteria for all of our named executive officers. In establishing our bonus opportunities under the executive bonus plan, we consider the incentives that we want to provide to our executives.

In addition, as described above, certain of our named executive officers have the opportunity to earn cash bonuses in connection with MBOs that we design at the beginning of the fiscal year. In fiscal 2023, each of Messrs. Sintros and O’Connor had the opportunity to earn cash bonuses based on MBOs, which are described below.

CEO Bonus Plan

Under our CEO Bonus Plan, Mr. Sintros has the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of his cash compensation. For fiscal 2023, our CEO Bonus Plan provided for potential annual cash incentive bonuses of up to 127.5% of Mr. Sintros’ salary earned for the fiscal year. Potential bonus payments under our CEO Bonus Plan are linked to objective criteria set forth in the plan. Mr. Sintros can earn annual cash incentive bonuses based on predetermined criteria tied to adjusted revenues and adjusted operating income.

At the beginning of fiscal 2023, we set five potential achievement levels with respect to adjusted revenue. If actual adjusted revenue met a specified achievement level, Mr. Sintros would earn a corresponding specified percentage of his salary. The CEO Bonus Plan for fiscal 2023 included potential adjustments to actual revenues to take into account the impact of any deterioration of the Canadian dollar to U.S. dollar exchange rate from 0.73 U.S. dollars to 1.0 Canadian dollar and potential adjustments relating to significant transactions that are not customary nor likely to recur.

At the beginning of fiscal 2023, we also set five potential achievement levels with respect to adjusted operating income. If actual adjusted operating income met a specified achievement level, Mr. Sintros would also earn a corresponding specified percentage of his salary. The CEO Bonus Plan for fiscal 2023 included potential adjustments to actual operating income to take into account Company costs and expenses in excess of $1.0 million associated with claims, litigation, regulatory or environmental matters, asset impairment, the gross margin related to significant transactions that are not customary nor likely to recur, any foreign exchange gain or loss recognized in the fiscal year, changes in generally accepted accounting principles impacting operating income in excess of forecast, any difference in management bonus expense compared to the forecasted amount and losses, costs or expenses arising from natural catastrophes or similar events.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2023 with respect to adjusted revenue under our CEO Bonus Plan (in millions, except percentages):

Adjusted Revenue Potential Achievement Levels and Bonus as a Percentage of Base Salary					Actual Results
Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2023 Revenue Achieved	% Payout based on Revenue Achievement
$2,115.0	$2,133.8	$2,152.5	$2,171.3	$2,190.0	$2,190.1
21.3%	31.9%	42.5%	53.1%	63.8%		63.8%

Our actual revenue for fiscal 2023 was $2,233.0 million and our adjusted revenue under the CEO Bonus Plan was $2,190.1 million. As a result, based on achieving the maximum level, Mr. Sintros earned a bonus of 63.8% of his base salary on account of adjusted revenue for fiscal 2023.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2023 with respect to adjusted operating income under our CEO Bonus Plan (in millions, except percentages):

Adjusted Operating Income Potential Achievement Levels and Bonus as a Percentage of Base Salary					Actual Results
Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2023 Operating Income	% Payout based on Operating Income Achievement
$161.0	$169.8	$178.5	$187.3	$196.0	$170.6
21.3%	31.9%	42.5%	53.1%	63.8%		21.3%

Our actual operating income for fiscal 2023 was $133.6 million and our adjusted operating income under the CEO Bonus Plan was $170.6 million. However, our operating income in our core laundries segment, which is a significant driver of our business, was below our forecast. As a result, we determined that the bonus payout should be based on threshold achievement instead of achievement at the 75% level. Accordingly, based on achieving the threshold level, Mr. Sintros’ earned a bonus of 21.3% of his base salary on account of adjusted operating income for fiscal 2023.

The amount of Mr. Sintros’ bonus for fiscal 2023 under the CEO Bonus Plan was determined to be $755,013, which was 85.1% of his base salary. Such amount is reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.

Executive Bonus Plan

Under our executive bonus plan, our named executive officers have the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of our named executive officers’ cash compensation. For fiscal 2023, our executive bonus plan provided for potential annual cash incentive bonuses of up to 60% of the named executive officer’s salary earned for the fiscal year. Potential bonus payments under our executive bonus plan are linked to objective criteria set forth in the plan. Our named executive officers can earn annual cash incentive bonuses based on predetermined criteria tied to corporate adjusted revenues and adjusted operating income.

At the beginning of fiscal 2023, we set five potential achievement levels with respect to adjusted revenue. If actual adjusted revenue met a specified achievement level, each executive would earn a corresponding specified percentage of the executive’s salary. The executive bonus plan for fiscal 2023 included the same potential adjustments to actual revenue as were included in the CEO Bonus Plan described above.

At the beginning of fiscal 2023, we also set five potential achievement levels with respect to adjusted operating income. If actual adjusted operating income met a specified achievement level, each executive would earn a corresponding specified percentage of the executive’s salary. The executive bonus plan for fiscal 2023 included the same potential adjustments to actual operating income as were included in the CEO Bonus Plan described above.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2023 with respect to adjusted revenue under our executive bonus plan (in millions, except percentages):

Adjusted Revenue Potential Achievement Levels and Bonus as a Percentage of Base Salary					Actual Results
Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2023 Revenue Achieved	% Payout based on Revenue Achievement
$2,115.0	$2,133.8	$2,152.5	$2,171.3	$2,190.0	$2,190.1
10.0%	15.0%	20.0%	25.0%	30.0%		30.0%

Our actual revenue for fiscal 2023 was $2,233.0 million and our adjusted revenue under the executive bonus plan was $2,190.1 million. As a result, based on achieving the maximum level, each named executive officer earned a bonus of 30.0% of the executive’s base salary on account of adjusted revenue for fiscal 2023.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2023 with respect to adjusted operating income under our executive bonus plan (in millions, except percentages):

Adjusted Operating Income Potential Achievement Levels and Bonus as a Percentage of Base Salary					Actual Results
Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2023 Operating Income	% Payout based on Operating Income Achievement
$161.0	$169.8	$178.5	$187.3	$196.0	$170.6
10.0%	15.0%	20.0%	25.0%	30.0%		10.0%

Our actual operating income for fiscal 2023 was $133.6 million and our adjusted operating income under the executive bonus plan was $170.6 million. However, our operating income in our core laundries segment, which is a significant driver of our business, was below our forecast. As a result and as we did under our CEO Bonus Plan, we determined that the bonus payout should be based on threshold achievement instead of achievement at the 75% level. Accordingly, based on achieving the threshold level, the named executive officers earned a bonus of 10.0% of the executive’s base salary on account of adjusted operating income for fiscal 2023.

As a result of the achievement levels under our executive bonus plan discussed above, our named executive officers received the following annual cash incentive bonuses for fiscal 2023:

Name	Bonus	% of Base Salary
Shane F. O’Connor	$168,799	40.0%
David M. Katz	$184,704	40.0%
David A. DiFillippo	$170,559	40.0%
William M. Ross	$157,499	40.0%
Michael A. Croatti	$157,499	40.0%

The 40.0% of base salary earned by each of the named executive officers under our executive bonus plan is reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.

CEO MBO Bonus

For fiscal 2023, we determined that Mr. Sintros would be eligible to receive a cash bonus of up to $200,000 (approximately 22.5% of his base salary) based on the potential achievement of three MBOs that we designed at the beginning of fiscal 2023. The first MBO was tied to the continued implementation of our CRM and ERP systems in accordance with the then current timeline. The second MBO related to overseeing the successful integration of our fiscal 2023 acquisition of Clean Uniform. The third MBO related to certain strategic planning matters. The Committee set the achievement potential for the CRM and ERP systems-related MBO at $50,000, acquisition-related MBO at $75,000 and strategic planning matters-related MBO at $75,000. We determined that Mr. Sintros achieved the maximum potential bonus related to both the CRM and ERP systems-related and the acquisition-related MBOs and a bonus of $37,500 with respect to the strategic planning matters MBO. As a result, we approved an aggregate cash bonus of $162,500 to be paid to Mr. Sintros on account of such MBOs. Such bonus with respect to Mr. Sintros’ MBOs is included in the “Bonus” column of the “Summary Compensation Table” below.

CFO MBO Bonus

For fiscal 2023, we determined that Mr. O’Connor would be eligible to receive a cash bonus of up to $100,000 (approximately 23.4% of his base salary) based on the potential achievement of two MBOs. The first MBO was tied to the continued implementation of the CRM and ERP systems in accordance with the then current timeline. The second MBO was tied to the remediation of the previously identified material weakness in our internal controls. The Committee set the achievement potential for each MBO at $50,000. We determined that Mr. O’Connor achieved the maximum potential bonus under the CRM and ERP systems-related MBO but did not achieve the internal control-related MBO. As a result, we approved an aggregate cash bonus of $50,000 to be paid to Mr. O’Connor on account of the CRM and ERP systems-related MBO. Such bonus with respect to Mr. O’Connor’s MBO is included in the “Bonus” column of the “Summary Compensation Table” below.

Long-Term Equity Incentive Compensation—Named Executive Officers

We grant long-term equity incentive awards to our named executive officers as part of our total compensation package. We use long-term equity incentive awards as part of our emphasis on performance-based incentive compensation. Our long-term equity incentive awards align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so. We generally grant long-term incentive awards once each year to each of our named executive officers. We generally grant such equity awards in October or November after the filing of Annual Report on Form 10-K.

We awarded time-based stock-settled stock appreciation rights (“SAR”) and restricted stock units (“RSU”) to our named executive officers in fiscal 2023. With respect to SARs, the recipient receives the value (in shares) of the appreciation in the market price of our Common Stock from the grant date to the exercise date. The SARs and RSUs vest in five equal annual installments of 20%. We sometimes refer to our SARs herein as “Share-Based Awards.”

In fiscal 2023, we granted the following SARs to the following named executive officers:

Name	Number of Securities Underlying SARs	Exercise or Base Price of SAR Awards ($/Sh)
Steven S. Sintros	5,588	$190.53
Shane F. O’Connor	1,996	$190.53
David M. Katz	1,796	$190.53
David A. DiFillippo	1,397	$190.53
William M. Ross	1,397	$190.53
Michael A. Croatti	1,397	$190.53

In fiscal 2023, we granted the following time-based RSUs to the following named executive officers:

Name	Number of Time-Based RSUs
Steven S. Sintros	3,937
Shane F. O’Connor	1,969
David M. Katz	1,772
David A. DiFillippo	1,378
William M. Ross	1,378
Michael A. Croatti	1,378

In fiscal 2023, we also granted performance-based restricted stock units (“PSU”) to our named executive officers. The performance criteria and achievement levels under the PSU awards were the same as the adjusted revenue and adjusted operating income criteria and achievement levels established under the CEO Bonus Plan and executive bonus plan, which are described above. Additional information regarding potential achievement levels with respect to our PSUs is set forth in the Grants of Plan-Based Awards table below. PSUs that are determined to be earned upon achievement of the performance criteria are fully vested.

The following PSUs were earned by our named executive officers on account of our adjusted revenue achievement at the maximum level and adjusted operating income achievement at the threshold level for fiscal 2023:

	Number of PSUs
Name	Earned based on Adjusted Revenue Achievement	Earned based on Adjusted Operating Income Achievement
Steven S. Sintros	1,968	656
Shane F. O’Connor	493	165
David M. Katz	443	148
David A. DiFillippo	345	115
William M. Ross	345	115
Michael A. Croatti	345	115

Broad-Based Benefits Programs and Perquisites

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, life insurance and the UniFirst Corporation Profit Sharing Plan. In addition, certain of our full-time employees, including our named executive officers, may participate in the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan or the UniFirst Corporation Deferred Compensation Plan. In fiscal 2023, our named executive officers also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” below. We provide these benefits to retain and attract talented executives with the skills and experience to further our long-term strategic plan.

Executive Employment Plan

On October 26, 2020, our Board of Directors and the Compensation Committee of our Board of Directors adopted an Executive Employment Plan under which our named executive officers are eligible to participate, subject to certain requirements. The Executive Employment Plan provides for certain cash payments upon a named executive officer’s termination under certain specified circumstances. The Executive Employment Plan is intended, among other things, to ensure the ongoing commitment and continued attention and dedication of our named executive officers to their positions and to the best interest of our shareholders in the event of a change in control. The Executive Employment Plan serves as a retention component of our executive compensation program and is also designed to attract talented executives to our company. In connection with our design of the Executive Employment Plan, we engaged Meridian Compensation Partners, a third party compensation consultant, to advise on the structure of the plan. Prior to engaging Meridian Compensation Partners, we assessed the independence of the firm.

See “Potential Payments Upon Termination or Change in Control” below for additional information regarding our Executive Employment Plan.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for establishing the compensation paid to our named executive officers. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the NYSE. In determining executive compensation, our Compensation Committee annually reviews the performance of our named executive officers with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards for each of our named executive officers. Our Compensation Committee annually reviews the performance of our Chief Executive Officer and establishes the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards to be paid to him. In general, with exception of the initial design of our CEO compensation program in fiscal 2017, we do not engage in a formal benchmarking process in setting the compensation for our executives. As described above, however, we used certain data provided by Meridian Compensation Partners as one factor for certain executive compensation determinations in fiscal 2023.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 26, 2023 for filing with the SEC.

Compensation Committee

Michael Iandoli (Chair) Joseph M. Nowicki Raymond C. Zemlin

Summary Compensation Table

The following table sets forth summary information concerning the annual compensation for the years ended August 26, 2023, August 27, 2022 and August 28, 2021, respectively, awarded to, earned by or paid to our President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and our other four most highly-compensated executive officers (collectively, for purposes of the tables set forth in this Proxy Statement, our “named executive officers”):

Name and Principal Position	Year	Salary (1)	Bonus	Share- Based Awards (2)	Stock Awards (3)	Non- Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation		Total
Steven S. Sintros	2023	$888,251	$162,500	$349,970	$1,249,877	$755,013	$—	$29,945	(5)	$3,435,556
President and	2022	$849,998	$153,550	$350,014	$1,500,585	$424,999	$—	$32,870		$3,312,016
Chief Executive	2021	$675,000	$100,000	$350,039	$1,380,192	$572,941	$169,979	$28,184		$3,276,334
Officer
Shane F. O’Connor	2023	$421,997	$50,000	$125,029	$500,522	$168,799	$—	$29,520	(6)	$1,295,867
Executive Vice	2022	$400,000	$12,500	$112,538	$337,597	$100,001	$—	$31,155		$993,791
President and Chief	2021	$367,562	$—	$65,023	$195,153	$155,993	$113,095	$26,682		$923,508
Financial Officer
David M. Katz	2023	$461,761	$—	$112,501	$450,413	$184,704	$9,158	$29,409	(7)	$1,247,946
Executive Vice	2022	$444,000	$13,875	$100,028	$300,198	$111,000	$—	$32,870		$1,001,971
President, Sales and	2021	$429,049	$—	$65,023	$195,153	$182,089	$70,992	$28,184		$970,490
Marketing
David A. DiFillippo	2023	$426,400	$—	$87,508	$350,194	$170,559	$—	$29,374	(8)	$1,064,035
Executive Vice	2022	$410,000	$12,813	$75,007	$225,198	$102,501	$—	$32,870		$858,389
President,	2021	$394,244	$—	$65,023	$195,153	$167,317	$69,992	$28,184		$919,913
Operations
William M. Ross	2023	$393,748	$—	$87,508	$350,194	$157,499	$—	$29,435	(9)	$1,018,384
Executive Vice	2022	$375,000	$11,719	$75,007	$225,198	$93,751	$—	$32,870		$813,545
President,
Operations
Michael A. Croatti	2023	$393,748	$—	$87,508	$350,194	$157,499	$—	$28,197	(10)	$1,017,146
Executive Vice	2022	$375,000	$11,719	$75,007	$225,198	$93,750	$—	$29,917		$810,591
President,
Operations

(1)
Fiscal 2023, fiscal 2022 and fiscal 2021 each consisted of 52 weeks. The salary amounts in the table include the impact of the timing of our bi-weekly pay periods.
(2)
The amounts shown represent the aggregate grant date fair value related to the grant of SARs to our named executive officers in fiscal 2023, 2022 and 2021, respectively, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of SARs is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Reports on Form 10-K for the years ended August 26, 2023, August 27, 2022 and August 28, 2021. See the “Outstanding Equity Awards at Fiscal Year-End – 2023” table below for additional details regarding the SARs that were granted to our named executive officers in fiscal 2023, 2022 and 2021.

(3)
The amounts shown represent the aggregate grant date fair value related to the grant of RSUs (including 3,936 PSUs granted to Mr. Sintros, 986 PSUs granted to Mr. O’Connor, 886 PSUs granted to Mr. Katz, 690 PSUs to each Messrs. DiFillippo, Ross and Croatti which may be earned based on the Company’s achievement of certain performance criteria) to our named executive officers in fiscal 2023, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). In October 2023, the Compensation Committee determined that 2,624 of the PSUs granted to Mr. Sintros, 658 of the PSUs granted to Mr. O’Connor, 591 of the PSUs granted to Mr. Katz, and 460 PSUs to each Messrs. DiFillippo, Ross and Croatti were earned and vested based on the Company’s adjusted revenue and adjusted operating income in fiscal 2023. Additional information concerning our financial reporting of RSUs is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Reports on Form 10-K for the years ended August 26, 2023, August 27, 2022 and August 28, 2021. See the “Outstanding Equity Awards at Fiscal Year-End – 2023” table below for additional details regarding the RSUs that were granted to our named executive officers in fiscal 2023.
(4)
Amounts reported in this column for fiscal 2023 represent the present value of the accumulated benefit obligation as of August 26, 2023 minus the present value of the accumulated benefit obligation as of August 27, 2022 under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan, as amended (“SERP”). As of August 26, 2023, such changes in the present value of the accumulated benefit obligation relative to August 27, 2022 were ($27,889) with respect to Mr. Sintros, ($14,744) with respect to Mr. O’Connor, ($14,022) with respect to Mr. DiFillippo, ($29,256) with respect to Mr. Ross and ($67,236) with respect to Mr. Croatti. However, SEC disclosure regulations state that negative changes should not be reflected in the Summary Compensation Table. Accordingly, such changes with respect to Messrs. Sintros, DiFillippo, Ross, O’Connor and Croatti are reflected in the table as “$0” with respect to fiscal 2023. Amounts reported in this column for fiscal 2022 represent the present value of the accumulated benefit obligation as of August 27, 2022 minus the present value of the accumulated benefit obligation as of August 28, 2021 under our SERP. As of August 27, 2022, such changes in the present value of the accumulated benefit obligation relative to August 28, 2021 were ($294,477) with respect to Mr. Sintros, ($191,869) with respect to Mr. O’Connor, ($113,151) with respect to Mr. Katz, ($226,731) with respect to Mr. DiFillippo, ($233,998) with respect to Mr. Ross and ($334,145) with respect to Mr. Croatti. Accordingly, such changes with respect to Messrs. Sintros, DiFillippo, Ross, Katz, O’Connor and Croatti are reflected in the table as “$0” with respect to fiscal 2022. Amounts reported in this column for fiscal 2021 represent the present value of the accumulated benefit obligation as of August 28, 2021 minus the present value of the accumulated benefit obligation as of August 29, 2020 under our SERP. Our obligation has been estimated assuming benefits commence at normal social security retirement age and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates. Since the Company does not credit interest at above-market rates, no interest amounts are included in these totals. See the “Pension Benefits Table – Fiscal 2023” below for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2023. See the “Pension Benefits Table – Fiscal 2022” in our Proxy Statement for the 2023 Annual Meeting of Shareholders, filed with the SEC on December 1, 2022 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2022. See the “Pension Benefits Table – Fiscal 2021” in our Proxy Statement for the 2022 Annual Meeting of Shareholders filed with the SEC on December 2, 2021 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2021.
(5)
Includes car allowance ($12,450), 401(k) contributions ($13,200) and profit sharing plan contribution ($4,295). The components of “All Other Compensation” for fiscal 2022 and fiscal 2021 for Mr. Sintros were reported in our 2022 and 2021 proxy statements, respectively.
(6)
Includes car allowance ($12,450), 401(k) contributions ($12,775) and profit sharing plan contribution ($4,295). The components of “All Other Compensation” for fiscal 2022 and fiscal 2021 for Mr. O’Connor were reported in our 2022 and 2021 proxy statements, respectively.
(7)
Includes car allowance ($12,450), 401(k) contributions ($12,664) and profit sharing plan contribution ($4,295). The components of “All Other Compensation” for fiscal 2022 and fiscal 2021 for Mr. Katz were reported in our 2022 and 2021 proxy statements, respectively.
(8)
Includes car allowance ($12,450), 401(k) contributions ($12,629) and profit sharing plan contribution ($4,295). The components of “All Other Compensation” for fiscal 2022 and fiscal 2021 for Mr. DiFillippo were reported in our 2022 and 2021 proxy statements, respectively.
(9)
Includes car allowance ($12,450), 401(k) contributions ($11,452) and profit sharing plan contribution ($4,295). The components of “All Other Compensation” for fiscal 2022 for Mr. Ross were reported in our 2022 proxy statement.

(10)
Includes car allowance ($12,450), 401(k) contributions ($12,690) and profit sharing plan contribution ($4,295). The components of “All Other Compensation” for fiscal 2022 for Mr. Croatti were reported in our 2022 proxy statement.

Grants of Plan-Based Awards – Fiscal 2023

The following table contains information related to non-equity incentive plan awards made to our Chief Executive Officer under our CEO Bonus Plan, non-equity incentive plan awards made to our other named executive officers under our executive bonus plan and RSU awards and Share-Based Awards granted to our named executive officers under our Amended and Restated 2010 Stock Option and Incentive Plan during fiscal 2023:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Securities Underlying Awards	All Other Share- Based Awards: Number of Securities Underlying Awards	Exercise or Base Price of Share- Based Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Share- Based Awards($) (2)
Steven S.	11/28/2022	11/28/2022								5,587 (3)	190.53	349,970
Sintros
President and	11/28/2022	11/28/2022							3,937 (4)		—	749,926
Chief Executive
Officer	11/28/2022	11/28/2022	378,395 (5)	755,013 (5)	1,133,408 (5)

	11/28/2022	11/28/2022				1,312 (6)	2,624 (6)	3,936 (6)			—	499,951
Shane F.	11/28/2022	11/28/2022								1,996 (3)	190.53	125,029
O’Connor
Executive Vice	11/28/2022	11/28/2022							1,969 (4)		—	375,154
President and
Chief Financial	11/28/2022	11/28/2022	84,399 (5)	168,799 (5)	253,198 (5)
Officer
	11/28/2022	11/28/2022				330 (7)	658 (7)	986 (7)			—	125,369
David M. Katz	11/28/2022	11/28/2022								1,796 (3)	190.53	112,501
Executive Vice
President, Sales	11/28/2022	11/28/2022							1,772 (4)		—	337,619
and Marketing
	11/28/2022	11/28/2022	92,352 (5)	184,704 (5)	277,057 (5)

	11/28/2022	11/28/2022				296 (8)	592 (8)	886 (8)			—	112,794
David A.	11/28/2022	11/28/2022								1,397 (3)	190.53	87,508
DiFillippo
Executive Vice	11/28/2022	11/28/2022							1,378 (4)		—	262,550
President,
Operations	11/28/2022	11/28/2022	85,280 (5)	170,560 (5)	255,840 (5)

	11/28/2022	11/28/2022				230 (9)	460 (9)	690 (9)			—	87,644
William M. Ross	11/28/2022	11/28/2022								1,397 (3)	190.53	87,508
Executive Vice
President,	11/28/2022	11/28/2022							1,378 (4)		—	262,550
Operations
	11/28/2022	11/28/2022	78,750 (5)	157,499 (5)	236,249 (5)

	11/28/2022	11/28/2022				230 (9)	460 (9)	690 (9)			—	87,644
Michael A.	11/28/2022	11/28/2022								1,397 (3)	190.53	87,508
Croatti
Executive Vice	11/28/2022	11/28/2022							1,378 (4)		—	262,550
President,
Operations	11/28/2022	11/28/2022	78,750 (5)	157,499 (5)	236,249 (5)

	11/28/2022	11/28/2022				230 (9)	460 (9)	690 (9)			—	87,644

(1)
Amounts represent the fair market value of our Common Stock on the date of the grant. Fair market value is determined using the closing price of our Common Stock as reported on the NYSE on the date of the grant.
(2)
Amounts represent the grant date fair value of the SARs and RSUs granted during fiscal 2023. These amounts were calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures).
(3)
Amounts represent the number of stock-settled SARs granted during fiscal 2023. These SARs become vested and exercisable 20% per year on each anniversary of October 31, 2022. These grants expire ten years from the date of grant.
(4)
Amounts represent RSUs granted during fiscal 2023. Such RSUs vest 20% per year on each anniversary of October 31, 2022.
(5)
Represents threshold, target and maximum possible payouts under the CEO Bonus Plan or executive bonus plan, as applicable, for fiscal 2023. See “Compensation Discussion and Analysis – Annual Cash Incentive Bonuses – Named Executive Officers – CEO Bonus Plan” and “Compensation Discussion and Analysis – Annual Cash Incentive

Bonuses – Named Executive Officers – Executive Bonus Plan” for additional information regarding the possible and actual payouts under the CEO Bonus Plan and the executive bonus plan for fiscal 2023.
(6)
Represents the grant of 3,936 PSUs to Mr. Sintros for fiscal 2023. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. Sintros in fiscal 2023. After the end of the performance period, the Compensation Committee determined that Mr. Sintros earned 2,624 of such PSUs.
(7)
Represents the grant of 986 PSUs to Mr. O’Connor for fiscal 2023. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. O’Connor in fiscal 2023. After the end of the performance period, the Compensation Committee determined that Mr. O’Connor earned 658 of such PSUs.
(8)
Represents the grant of 886 PSUs to Mr. Katz for fiscal 2023. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. Katz in fiscal 2023. After the end of the performance period, the Compensation Committee determined that Mr. Katz earned 591 of such PSUs.
(9)
Represents the grant of 690 PSUs to each Messrs. DiFillippo, Ross and Croatti for fiscal 2023. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to each Messrs. DiFillippo, Ross and Croatti in fiscal 2023. After the end of the performance period, the Compensation Committee determined that each Messrs. DiFillippo, Ross and Croatti earned 460 of such PSUs.

Outstanding Equity Awards at Fiscal Year-End – 2023

The following table sets forth information concerning the outstanding RSUs and unexercised Share-Based Awards, which consist of SARs, held as of August 26, 2023 by our named executive officers:

	Share-Based Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Share- Based Awards Exercisable	Number of Securities Underlying Unexercised Share-Based Awards Unexercisable	Share- Based Awards Exercise Price	Share- Based Awards Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested
Steven S. Sintros	5,152(2)	—	$165.40	12/14/2027	—	—	—	—
President and Chief	6,030(3)	1,508(3)	$146.17	11/27/2028	—	—	—	—
Executive Officer	4,448(4)	2,966(4)	$201.24	10/29/2029	—	—	—	—
	2,852(5)	4,280(5)	$195.55	11/19/2030	—	—	—	—
	1,281(6)	5,126(6)	$201.07	11/17/2031	—	—	—	—
	—	5,587(7)	$190.53	11/28/2032	—	—	—	—
					—	—	2,624(8)	$456,350(8)
					856(9)	$148,867(1)	—	—
					1,392(10)	$242,083(1)	—	—
					1,934(11)	$336,342(1)	—	—
					2,985(12)	$519,121(1)	—	—
					3,396(13)	$684,510(1)	—	—
Shane F. O’Connor	1,137(14)	—	$167.80	1/2/2028	—	—	—	—
Executive Vice	1,037(15)	260(15)	$152.38	10/22/2028	—	—	—	—
and Chief Financial	826(16)	551(16)	$201.24	10/29/2029	—	—	—	—
Officer	633(17)	951(17)	$166.94	10/26/2030	—	—	—	—
	412(6)	1,648(6)	$201.07	11/17/2031	—	—	—	—
	—	1,996(7)	$190.53	11/28/2032	—	—	—	—
					—	—	658(18)	$114,433(18)
					247(19)	$42,956(1)	—	—
					388(20)	$67,477(1)	—	—
					702(21)	$122,085(1)	—	—
					1,344(12)	$233,735(1)	—	—
					1,969(13)	$342,429(1)	—	—
David M. Katz	2,667(22)	—	$119.00	10/24/2026	—	—	—	—
Executive Vice	1,233(23)	—	$156.05	10/23/2027	—	—	—	—
President, Sales	1,037(15)	260(15)	$152.38	10/22/2028	—	—	—	—
and Marketing	826(16)	551(16)	$201.24	10/29/2029	—	—	—	—
	633(17)	951(17)	$166.94	10/26/2030	—	—	—	—
	366(6)	1,465(6)	$201.07	11/17/2031	—	—	—	—
	—	1,796(7)	$190.53	11/28/2032	—	—	—	—
					—	—	591(24)	$102,781(24)
					247(19)	$42,956(1)	—	—
					388(20)	$67,477(1)	—	—
					702(21)	$122,085(1)	—	—
					1,195(12)	$207,822(1)	—	—
					1,772(13)	$308,169(1)	—	—
David A. DiFillippo	4,000(25)	—	$104.67	10/26/2025	—	—	—	—
Executive Vice	4,000(22)	—	$119.00	10/24/2026	—	—	—	—
President, Operations	1,233(23)	—	$156.05	10/23/2027	—	—	—	—
	1,037(15)	260(15)	$152.38	10/22/2028	—	—	—	—
	826(16)	551(16)	$201.24	10/29/2029	—	—	—	—
	633(17)	951(17)	$166.94	10/26/2030	—	—	—	—
	274(6)	1,099(6)	$201.07	11/17/2031	—	—	—	—
	—	1,397(7)	$190.53	11/28/2032	—	—	—	—
					—	—	460(26)	$79,999(26)
					247(19)	$42,956(1)	—	—
					388(20)	$67,477(1)	—	—
					702(21)	$122,085(1)	—	—
					896(12)	$155,823(1)	—	—
					1,378(13)	$239,648(1)	—	—
William M. Ross	4,000(22)	—	$119.00	10/24/2026	—	—	—	—
Executive Vice	1,233(23)	—	$156.05	10/23/2027	—	—	—	—
President, Operations	1,037(15)	260(15)	$152.38	10/22/2028	—	—	—	—
	826(16)	551(16)	$201.24	10/29/2029	—	—	—	—
	633(17)	951(17)	$166.94	10/26/2030	—	—	—	—
	274(6)	1,099(6)	$201.07	11/17/2031	—	—	—	—
	—	1,397(7)	$190.53	11/28/2032	—	—	—	—
					—	—	460(26)	$79,999(26)
					247(19)	$42,956(1)	—	—
					388(20)	$67,477(1)	—	—
					702(21)	$122,085(1)	—	—
					896(12)	$155,823(1)	—	—
					1,378(13)	$239,648(1)	—	—
Michael A. Croatti	4,000(22)	—	$119.00	10/24/2026	—	—	—	—
Executive Vice	1,233(23)	—	$156.05	10/23/2027	—	—	—	—
President, Operations	1,037(15)	260(15)	$152.38	10/22/2028	—	—	—	—
	826(16)	551(16)	$201.24	10/29/2029	—	—	—	—
	633(17)	951(17)	$166.94	10/26/2030	—	—	—	—
	274(6)	1,099(6)	$201.07	11/17/2031	—	—	—	—
	—	1,397(7)	$190.53	11/28/2032	—	—	—	—
					—	—	460(26)	$79,999(26)
					247(19)	$42,956(1)	—	—
					388(20)	$67,477(1)	—	—
					702(21)	$122,085(1)	—	—
					896(12)	$155,823(1)	—	—
					1,378(13)	$239,648(1)	—	—

(1)
The amount shown is based on the closing price of the Company’s Common Stock of $173.91 per share on August 26, 2023, the last trading day of fiscal 2023, as reported by the NYSE.
(2)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on December 14, 2018.
(3)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 27, 2019.
(4)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 29, 2020.
(5)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 19, 2021.
(6)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 31, 2022.
(7)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting occurring on October 31, 2023.
(8)
Represents 3,936 PSUs that, as of August 26, 2023, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2023, the Compensation Committee determined that 2,624 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted operating income in fiscal 2023.
(9)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 27, 2019.
(10)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 29, 2020.
(11)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 19, 2021.
(12)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting occurring on October 31, 2022.
(13)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting occurring on October 31, 2023.
(14)
These stock-settled SARs are subject to a five-year cliff vesting schedule and became fully vested and exercisable on January 2, 2023.
(15)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2023.
(16)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2024.
(17)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2025.
(18)
Represents 986 PSUs that, as of August 26, 2023, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2023, the Compensation Committee determined that 658 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted operating income in fiscal 2023.

(19)
These RSUs are subject to a 20% per year ratable vesting schedule and became fully vested and exercisable in equal installments on January 2, 2023.
(20)
These RSUs are subject to a 20% per year ratable vesting schedule and become vested and exercisable on October 31, 2023.
(21)
These RSUs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2024.
(22)
These stock-settled SARs are subject to a five-year cliff vesting schedule and became fully vested and exercisable on October 24, 2021.
(23)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and became fully vested and exercisable on October 31, 2022.
(24)
Represents 886 PSUs that, as of August 26, 2023, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2023, the Compensation Committee determined that 591 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted operating income in fiscal 2023.
(25)
These stock-settled SARs are subject to a five-year cliff vesting schedule and became fully vested and exercisable on October 26, 2020.
(26)
Represents 690 PSUs that, as of August 26, 2023, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2023, the Compensation Committee determined that 460 of such restricted stock units were earned and vested based on the Company’s adjusted revenue and adjusted operating income in fiscal 2023.

Upon an executive’s retirement, if the executive is at least 64 years old and has an age plus length of service to the Company of at least 79 years, all unvested SAR and RSU awards granted to the executive that have been outstanding for at least one year vest in full.

Option Exercises and Stock Vested Table – Fiscal 2023

The following table sets forth the number of shares of Common Stock acquired or that vested and the aggregate dollar value realized as a result of stock–settled SAR exercises and the vesting of RSUs during fiscal 2023 with respect to our named executive officers:

	Share-Based Awards			Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)		Number of Shares Acquired on Vesting		Value Realized on Vesting(2)
Steven S. Sintros	4,000	$301,320	(3)	644	(5)	$123,358
President and Chief Executive Officer	4,000	$244,000	(4)	746	(6)	$137,271
				1,866	(7)	$321,456
				605	(8)	$113,528
				855	(9)	$164,211
				696	(10)	$127,465
Shane F. O’Connor	—	$—		234	(11)	$43,058
Executive Vice President and Chief				335	(12)	$61,643
Financial Officer				211	(13)	$40,721
				246	(14)	$45,266
				194	(15)	$35,698
David M. Katz	—	$—		234	(11)	$43,058
Executive Vice President, Sales				298	(12)	$54,835
and Marketing				209	(13)	$39,259
				246	(14)	$45,266
				194	(15)	$35,698
David A. DiFillippo	—	$—		234	(11)	$43,058
Executive Vice President,				224	(12)	$41,218
Operations				209	(13)	$39,259
				246	(14)	$45,266
				194	(15)	$35,698
William M. Ross	—	$—		234	(11)	$43,058
Executive Vice President,				224	(12)	$41,218
Operations				209	(13)	$39,259
				246	(14)	$45,266
				194	(15)	$35,698
Michael A. Croatti	4,000	$324,000	(16)	234	(11)	$43,058
Executive Vice President,				224	(12)	$41,218
Operations				209	(13)	$39,259
				246	(14)	$45,266
				194	(15)	$35,698
(1)
Value realized on exercise is calculated as the market value of our Common Stock at the time of exercise of the stock appreciation right less the exercise price paid, multiplied by the number of shares underlying the stock option exercised.
(2)
Value realized upon vesting is calculated as the market value of our Common Stock at the time of vesting, multiplied by the number of shares that vested.
(3)
Value realized on exercise is as follows: $75.33 (the market value at the time of exercise of $180.00 less the exercise price of $104.67), multiplied by 4,000 shares acquired upon exercise.
(4)
Value realized on exercise is as follows: $61.00 (the market value at the time of exercise of $180.00 less the exercise price of $119.00), multiplied by 4,000 shares acquired upon exercise.
(5)
Value realized upon vesting is as follows: $191.55 (the market value at the time of vesting) multiplied by 644 shares that vested.
(6)
Value realized upon vesting is as follows: $184.01 (the market value at the time of vesting) multiplied by 746 shares that vested.
(7)
Value realized upon vesting is as follows: $172.27 (the market value at the time of vesting) multiplied by 1,866 shares that vested.
(8)
Value realized upon vesting is as follows: $187.65 (the market value at the time of vesting) multiplied by 605 shares that vested.

(9)
Value realized upon vesting is as follows: $192.06 (the market value at the time of vesting) multiplied by 855 shares that vested.
(10)
Value realized upon vesting is as follows: $183.14 (the market value at the time of vesting) multiplied by 696 shares that vested.
(11)
Value realized upon vesting is as follows: $184.01 (the market value at the time of vesting) multiplied by 234 shares that vested.
(12)
Value realized upon vesting is as follows: $184.01 (the market value at the time of vesting) multiplied by 335 shares that vested.
(13)
Value realized upon vesting is as follows: $192.99 (the market value at the time of vesting) multiplied by 211 shares that vested.
(14)
Value realized upon vesting is as follows: $184.01 (the market value at the time of vesting) multiplied by 246 shares that vested.
(15)
Value realized upon vesting is as follows: $184.01 (the market value at the time of vesting) multiplied by 194 shares that vested.
(16)
Value realized on exercise is as follows: $81.00 (the market value at the time of exercise of $200.00 less the exercise price of $119.00), multiplied by 4,000 shares acquired upon exercise.

Pension Benefits Table – Fiscal 2023

The following table sets forth the actuarial present value of accumulated benefits under our Unfunded Supplemental Executive Retirement Plan, the number of years of credited service and the dollar amount of payments and benefits paid during fiscal 2023 to our named executive officers as of August 26, 2023:

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefits(2)	Payments During Last Fiscal Year
Steven S. Sintros	UniFirst Corporation	19	$994,767	—
President and Chief Executive	Unfunded Supplemental
Officer	Executive Retirement
Plan

Shane F. O’Connor	UniFirst Corporation	16	$337,142	—
Executive Vice President and	Unfunded Supplemental
Chief Financial Officer	Executive Retirement
Plan

David M. Katz	UniFirst Corporation	15	$580,989	—
Executive Vice President, Sales	Unfunded Supplemental
and Marketing	Executive Retirement
Plan

David A. DiFillippo	UniFirst Corporation	30	$1,516,663	—
Executive Vice President,	Unfunded Supplemental
Operations	Executive Retirement
Plan

William M. Ross	UniFirst Corporation	30	$1,039,238	—
Executive Vice President,	Unfunded Supplemental
Operations	Executive Retirement
Plan

Michael A. Croatti	UniFirst Corporation	30	$706,562	—
Executive Vice President,	Unfunded Supplemental
Operations	Executive Retirement
Plan

(1)
As discussed in more detail below under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan”, our SERP limits the number of years of credited service to thirty for purposes of determining a participant’s benefits under the plan. The actual years of service of Messrs. DiFillippo, Ross and Croatti are 44, 32 and 35, respectively.
(2)
Amounts reported in this column represent the present value of the accumulated benefit obligation as of August 26, 2023. Our obligation has been estimated assuming benefits commence on the individual’s social security retirement date and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates.

UniFirst Corporation Unfunded Supplemental Executive Retirement Plan

Certain of our employees, including our named executive officers, are eligible to participate in our SERP. Retirement benefits provided by our SERP are based on a participant’s average annual base earnings, exclusive of bonuses, commissions, fringe benefits and reimbursed expenses, for the last three years of full-time employment prior to the participant’s retirement date (“Final Average Earnings”). Under the SERP, upon the retirement of a participant on their social security retirement date, a participant will receive a plan benefit in an aggregate amount equal to 1.33% of the participant’s Final Average Earnings multiplied by their years of service, limited to 30 years, less 3.33% of the participant’s primary social security benefit multiplied by their years of service, limited to 30 years.

Pension payments under our SERP are made at the intervals then in effect for the payment of base salaries to our executive officers. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits for up to 12 years from the participant’s date of retirement. Our SERP provides that, upon any change in control (as defined in the SERP) of the Company, participants in our SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

Nonqualified Deferred Compensation Table – Fiscal 2023

The following table sets forth contributions made by our named executive officers and the Company to the UniFirst Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) during fiscal 2023.

Name	Executive Contributions in Fiscal 2023 ($)(1)	Registrant Contributions in Fiscal 2023 ($)(2)	Aggregate Earnings in Fiscal 2023 ($)(3)	Aggregate Withdrawals /Distributions ($)	Aggregate Balance at Fiscal 2023 End ($)(4)
Steven S. Sintros	$—	$—	$—	$—	$—
President and Chief Executive
Officer

Shane F. O’Connor	$25,969	$—	$1,071	$—	$27,041
Executive Vice President and
Chief Financial Officer

David M. Katz	$—	$—	$—	$—	$—
Executive Vice President, Sales
and Marketing

David A. DiFillippo	$—	$—	$—	$—	$—
Executive Vice President,
Operations

William M. Ross	$12,115	$—	$250	$—	$12,365
Executive Vice President,
Operations

Michael A. Croatti	$—	$—	$—	$—	$—
Executive Vice President,
Operations

(1)
Amounts represent the dollar value of such executive’s salary and annual cash bonuses earned in fiscal 2023 that was contributed to their participant account under the Deferred Compensation Plan in fiscal 2023. These amounts are included in the “Salary,” “Bonus” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table.”
(2)
Amounts represent the dollar value of contributions made by the Company in fiscal 2023 to each participant’s account under the Deferred Compensation Plan.
(3)
Aggregate earnings in fiscal 2023 represent earnings due to interest, dividends and change in market value. These amounts are not reflected in the “Summary Compensation Table.”
(4)
The balances, if any, shown represent compensation reported in the “Summary Compensation Table” included in this Proxy Statement. No amounts in this column are from prior years and, therefore, have not been reported in the “Summary Compensation Table” in the proxy statements for prior years.

UniFirst Corporation Deferred Compensation Plan

The Deferred Compensation Plan became effective on February 1, 2022. The Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan that allows eligible participants to voluntarily defer the receipt of up to 50% of their salary and 75% of their annual cash bonuses.

In our discretion, we may credit one or more additional contributions to participant accounts. Participants in the Deferred Compensation Plan who are not accruing benefits under our SERP are eligible to have discretionary employer annual contributions credited to their Deferred Compensation Plan accounts. All participants are also eligible to have employer supplemental contributions and employer discretionary contributions credited to their Deferred Compensation Plan accounts. The amounts of such contributions may differ from year to year and from participant to participant.

Participants will be fully vested at all times in their elective deferrals and their employer supplemental contributions. Participants will vest in their employer annual contributions annually over a three-year period and will vest in their employer discretionary contributions at the end of a fifteen-year period. Employer annual contributions and employer discretionary contributions for a participant will also vest upon the participant’s attaining his or her retirement date, disability, death or upon a change in control (as defined in the Deferred Compensation Plan). The retirement date is the date the participant’s age and years of service equal 79, provided the participant has attained age 64. The Compensation Committee of the Board of Directors has the discretion to accelerate the vesting of employer annual contributions and employer discretionary contributions.

Amounts credited to a participant’s account will be notionally invested in one or more investment funds chosen by the participant, which are generally expected to be the same funds offered under the Company’s 401(k) plan.

Distributions under the Deferred Compensation Plan will generally be paid in a lump sum or up to ten annual installments, as elected by the participant, upon the participant’s separation from service on or after attaining his or her retirement date, or in a lump sum upon separation from service prior to attaining his or her retirement date. Participants may also elect in-service distributions to occur on a fixed date, either in a lump sum or in up to five annual installments; however, if a participant separates from service prior to attaining his or her retirement date, the distribution is payable in a lump sum. All distributions are paid in cash.

Eligibility for the Deferred Compensation Plan is determined by the Compensation Committee of the Board of Directors and is currently limited to employees with the title of Vice President or above. The Deferred Compensation Plan is administered by the Compensation Committee of the Board of Directors. Compensation deferred under the Deferred Compensation Plan and other amounts credited to participant accounts represent unsecured obligations of the Company.

Potential Payments Upon Termination or Change in Control

Unfunded Supplemental Executive Retirement Plan

As discussed under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above, upon a change in control (as defined in the SERP) of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. For more information concerning our SERP, including such accumulated benefit for each named executive officer as of August 26, 2023, see the “Pension Benefits Table – Fiscal 2023” and the discussion under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above.

UniFirst Corporation Deferred Compensation Plan

As discussed under the heading “UniFirst Corporation Deferred Compensation Plan” above, upon a change in control of the Company (as defined in the Deferred Compensation Plan), employer annual contributions and employer discretionary contributions for a participant will vest. For more information concerning our Deferred Compensation Plan, see the “Nonqualified Deferred Compensation Table – Fiscal 2023” and the discussion under the heading “UniFirst Corporation Deferred Compensation Plan” above.

Executive Employment Plan

On October 26, 2020, our Board of Directors and the Compensation Committee of our Board of Directors adopted an Executive Employment Plan. Senior Vice Presidents and above (each, a “Covered Executive”) are eligible to participate in the

Executive Employment Plan, subject to certain requirements. The Executive Employment Plan provides that upon a termination of a Covered Executive’s employment (a “Qualified Termination”) (1) by us for any reason other than “cause” (as defined in the Executive Employment Plan), death, disability or retirement or (2) by a Covered Executive for “good reason” (as defined in the Executive Employment Plan), the Covered Executive will be entitled to receive certain cash payments determined pursuant to the Executive Employment Plan. The amount of any payments under the Executive Employment Plan in some cases will depend on whether the Qualified Termination is in connection with a “change in control” (as defined in the Executive Employment Plan).

In addition, our Board of Directors and the Compensation Committee of our Board of Directors approved revised award forms for equity awards to Covered Executives beginning with equity awards in October 2020. The revised award forms provide for accelerated vesting under certain circumstances, including upon a Qualified Termination in connection with a change in control.

Any such payments and benefits under the Executive Employment Plan and the award forms are subject to the Covered Executive’s execution of a separation agreement that includes a release of claims in favor of the Company and certain non-competition and non-solicitation obligations.

Equity awards granted to our Covered Executives prior to October 2020 provide for accelerated vesting solely in connection with a change in control.

The following table sets forth the amounts that would have been paid to our named executive officers under the Executive Employment Plan or their equity awards (i) in the event of a termination with “cause”; (ii) in the event of a termination by us without “cause” or by the executive for “good reason” other than in connection with a “change in control” (and other than by reason of an executive’s retirement, death or disability); (iii) in the event of a termination by us without “cause” or by the executive for “good reason” 30 days prior to, or within 24 months after, a “change in control” (and other than by reason of an executive’s death, disability or retirement); (iv) in the event solely of a “sale event,” which is defined under the Amended and Restated 2010 Stock Option and Award Plan to be the same as a “change in control” under the Executive Employment Plan; and (v) in the event of a termination in connection with an executive’s retirement, death or termination due to disability; in each case, occurring as of August 26, 2023, which was the last day of fiscal 2023.

Name	Termination with Cause (1)	Termination by Company without Cause or by Executive for Good Reason (2)	Termination by Company without Cause or by Executive for Good Reason within 24 Months of Change in Control (3)	Sale Event (4)	Retirement (5)	Death (6)	Termination Due to Disability (7)
Steven S. Sintros
Cash Payments ($)	$—	$4,041,540	$4,041,540	$—	$—	$—	$—
Acceleration of Vesting of RSUs ($) (8)	—	—	1,539,973	390,950	—	1,539,973	—
Acceleration of Vesting of SARs ($) (9)	—	—	—	41,832	—	—	—
Continued Health Benefits ($)	—	30,920	30,920	—	—	—	—
Total ($)	$—	$4,072,460	$5,612,433	$432,782	$—	$1,539,973	$—

Shane F. O’Connor
Cash Payments ($)	$—	$759,598	$1,054,998	$—	$—	$—	$—
Acceleration of Vesting of RSUs ($) (8)	—	—	698,248	110,433	—	698,248	—
Acceleration of Vesting of SARs ($) (9)	—	—	6,628	5,598	—	6,628	—
Continued Health Benefits ($)	—	15,502	23,253	—	—	—	—
Total ($)	$—	$775,100	$1,783,127	$116,031	$—	$704,876	$—

David M. Katz
Cash Payments ($)	$—	$831,169	$1,154,401	$—	$—	$—	$—
Acceleration of Vesting of RSUs ($) (8)	—	—	638,076	110,433	—	638,076	—
Acceleration of Vesting of SARs ($) (9)	—	—	6,628	5,598	—	6,628	—
Continued Health Benefits ($)	—	8,985	13,477	—	—	—	—
Total ($)	$—	$840,154	$1,812,582	$116,031	$—	$644,704	$—

David A. DiFillippo
Cash Payments ($)	$—	$767,518	$1,065,997	$—	$—	$—	$—
Acceleration of Vesting of RSUs ($) (8)	—	—	517,556	110,433	388,341	517,556	—
Acceleration of Vesting of SARs ($) (9)	—	—	6,628	5,598	12,226	6,628	—
Continued Health Benefits ($)	—	8,930	13,395	—	—	—	—
Total ($)	$—	$776,448	$1,603,576	$116,031	$400,567	$524,184	$—

William M. Ross
Cash Payments ($)	$—	$708,748	$984,373	$—	$—	$—	$—
Acceleration of Vesting of RSUs ($) (8)	—	—	517,556	110,433	—	517,556	—
Acceleration of Vesting of SARs ($) (9)	—	—	6,628	5,598	—	6,628	—
Continued Health Benefits ($)	—	8,905	13,357	—	—	—	—
Total ($)	$—	$717,653	$1,521,914	$116,031	$—	$524,184	$—

Michael A. Croatti
Cash Payments ($)	$—	$708,748	$984,373	$—	$—	$—	$—
Acceleration of Vesting of RSUs ($) (8)	—	—	517,556	110,433	—	517,556	—
Acceleration of Vesting of SARs ($) (9)	—	—	6,628	5,598	—	6,628	—
Continued Health Benefits ($)	—	8,930	13,395	—	—	—	—
Total ($)	$—	$717,678	$1,521,952	$116,031	$—	$524,184	$—

(1)
Represents termination of the executive by the Company with “cause” as defined under the Executive Employment Plan or the terms of the SARs and RSUs granted to the executive, as applicable.

(2)
Represents termination of the executive by the Company without “cause” or by the executive for “good reason,” in each case in the absence of a “change in control.” Such terms are defined under the Executive Employment Plan or SAR or RSU awards granted to the executive, as applicable. Upon such a termination, the executive, subject to certain conditions, is entitled to receive (a) a cash payment equal to, in the case of the Chief Executive Officer, two times, and in the case of each other executive, one times the sum of (i) the executive’s base salary and (ii) the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established); (b) a cash payment equal to the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established), prorated for the numbers of days of the fiscal year that the executive was employed through the termination date; and (c) if the executive was participating in the Company’s group health plan immediately prior to termination and elects COBRA health continuation, a monthly cash payment for (i) 24 months for the Chief Executive Officer or for 12 months for each other executive, or (ii) the executive’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive if the executive had remained employed by the Company.
(3)
Represents termination of the executive by the Company without “cause” or by the executive for “good reason,” in each case during the period beginning 30 days prior to, and ending 24 months after, the date of a “change in control.” Such terms are defined under the Executive Employment Plan or SAR or RSU awards granted to the executive, as applicable. Upon such a termination, the executive, subject to certain conditions, is entitled to receive (a) a cash payment equal to, in the case of the Chief Executive Officer, two times, and in the case of each other executive, 1.5 times the sum of (i) the executive’s base salary and (ii) the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established); (b) a cash payment equal to the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established), prorated for the number of days of the fiscal year that the executive was employed through the termination date; and (c) if the executive was participating in the Company’s group health plan immediately prior to termination and elects COBRA health continuation, a monthly cash payment for (i) 24 months for the Chief Executive Officer or for 18 months for each other executive, or (ii) the executive’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive if the executive had remained employed by the Company. In addition, upon such a termination, all unvested SARs and RSUs granted to the executives beginning in October 2020 vest in full.
(4)
Upon a “sale event” as defined in the Amended and Restated 2010 Stock Option and Incentive Plan, all unvested SAR and RSU awards granted to the executives prior to October 2020 vest in full. Unvested SAR and RSU awards granted to the executives beginning in October 2020 do not vest solely upon a sale event and instead vest upon termination of the executive without “cause” or by the executive for “good reason,” in each case during the period beginning 30 days prior to, and ending 24 months after, the date of a “sale event.” In addition, upon a change in control (as defined in the SERP) of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. Additionally, upon a change in control (as defined in the Deferred Compensation Plan) of the Company, the employer contributions to our Deferred Compensation Plan will vest as of the date of the change in control. For more information concerning the SERP and the Deferred Compensation Plan, see the discussion under the headings “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” and “UniFirst Corporation Deferred Compensation Plan” above.
(5)
Upon an executive’s retirement, if the executive is at least 64 years old and has an age plus length of service to the Company of at least 79 years, all unvested SAR and RSU awards granted to the executive that have been outstanding for at least one year vest in full.
(6)
Upon the death of an executive, all unvested SAR and RSU awards granted to the executive beginning in October 2020 vest in full.
(7)
Upon termination of an executive due to disability, all unvested SAR and RSU awards granted to the executive beginning in October 2020 continue to vest in accordance with the vesting schedules of such awards.
(8)
Amounts presented reflect the Company’s stock price as of the last trading day of fiscal 2023 multiplied by the number of unvested RSUs held by the executive as of the last day of fiscal 2023.

(9)
Amounts presented reflect for each SAR award held by the executive as of the last day of fiscal 2023, the Company’s stock price as of the last trading day of fiscal 2023 minus the exercise price of the SAR award, multiplied by the number of unvested SARs.

Pay Ratio Disclosure

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the annual total compensation of a company’s median employee to the total annual compensation of a company’s principal executive officer. The principal executive officer of our Company is Mr. Sintros.

For fiscal 2023, the annual total compensation of Mr. Sintros was $3,435,556, as shown in the Summary Compensation Table above. The annual total compensation of our median employee for fiscal 2023, which was calculated in the same manner as the total annual compensation of Mr. Sintros, was $34,265. Based on such information, the ratio of the annual total compensation of Mr. Sintros to the annual total compensation of our median employee for fiscal 2023 was approximately 101 to 1.

We identified the median employee by measuring compensation for fiscal 2023 (the “Measurement Period”) for 15,352 employees, representing all full-time, part-time, seasonal and temporary employees of the Company and its consolidated subsidiaries as of August 26, 2023. Such number of employees does not include any independent contractors or “leased” workers, as permitted by applicable SEC rules. As permitted by SEC rules, we have excluded 514 Clean Uniform employees, who joined the Company as part acquiring the Clean Uniform business during fiscal 2023. We also excluded our employees in Europe in part because such employees represent less than 5% of our total workforce. The excluded employees consisted of 92 employees in Europe.

We identified the median employee using the total cash compensation paid to each employee for the Measurement Period. We did not utilize any statistical sampling or cost-of-living adjustments for purposes of determining the median employee. We annualized the compensation of full-time and part-time employees (other than seasonal or temporary employees) who were hired during fiscal 2023 but did not work for us for the entire fiscal year.

Pay versus Performance

Under rules adopted pursuant to the Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of Company financial performance. The information that follows is provided in compliance with these rules, however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made for fiscal 2023 is described above in our “Compensation Discussion and Analysis.”

The following table summarizes total compensation paid to our principal executive officer (“PEO”) as set forth in our Summary Compensation Table, compensation actually paid to our PEO, average compensation paid to our non-PEO named executive officers as set forth in our Summary Compensation Table, and average compensation actually paid to our non-PEO named executive officers, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the Company fiscal periods indicated:

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (in millions)	Company- Selected Measure: Adjusted Revenue (in millions)(7)	Supplemental Company- Selected Measure: Adjusted Operating Income (in millions)(8)
2023	3,435,556	$3,157,753	1,128,676	$1,062,630	$93.05	$141.31	$103.8	$2,190.1	$170.6
2022	3,312,016	$1,845,414	895,658	$514,823	$94.60	$116.88	$103.4	$2,000.8	$166.7
2021	3,276,334	$3,665,751	1,004,122	$1,350,557	$119.48	$117.50	$151.1	$1,826.2	$195.8
(1)
The PEO’s “compensation actually paid” is reconciled in the following table in accordance with Item 402(v) of Regulation S-K:

	2023	2022	2021

Summary Compensation Table Value	$3,435,556	$3,312,016	$3,276,334

Subtract change in the actuarial present value of pension benefits as reported in the Summary Compensation Table for each applicable year	-	-	(169,979)
Subtract grant date fair value of equity awards as reported in the Summary Compensation Table for each applicable year	(1,599,847)	(1,850,599)	(1,730,230)
Add Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	125,489	160,255	193,446
Add fair value of equity compensation granted and vested in current year—value on vesting date	-	-	-
Add fair value of equity compensation granted in current year—value at end of year-end	1,418,747	904,998	1,983,077
Add change as of the vesting date in fair value of awards from prior years that vested in the covered fiscal year	32,738	50,174	(502,705)
Add change in fair value of outstanding unvested awards from prior years that were outstanding as of the end of the covered fiscal year	(254,931)	(731,430)	615,807
Compensation Actually Paid	$3,157,753	$1,845,414	$3,665,751

(2)
Steven S. Sintros was PEO for each of the fiscal years 2023, 2022 and 2021.
(3)
The average non-PEO named executive officers’ “compensation actually paid” is reconciled in the following table in accordance with Item 402(v) of Regulation S-K:

	2023	2022	2021

Summary Compensation Table Value	$1,128,676	$895,658	$1,004,122

Subtract change in the actuarial present value of pension benefits as reported in the Summary Compensation Table for each applicable year	(1,832)	-	(92,006)
Subtract grant date fair value of equity awards as reported in the Summary Compensation Table for each applicable year	(500,314)	(350,195)	(273,923)
Add Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	46,316	62,251	72,991
Add fair value of equity compensation granted and vested in current year—value on vesting date	-	-	-
Add fair value of equity compensation granted in current year—value at end of year-end	444,800	315,489	425,776
Add change as of the vesting date in fair value of awards from prior years that vested in the covered fiscal year	5,707	(678,153)	(94,745)
Add change in fair value of outstanding unvested awards from prior years that were outstanding as of the end of the covered fiscal year	(60,723)	269,774	308,341
Compensation Actually Paid	$1,062,630	$514,823	$1,350,557
(4)
The following non-PEO named executives officers are included in the calculations above:

2023: Shane O’Connor, David Katz, David DiFillippo, William Ross and Michael Croatti

2022: Shane O’Connor, David Katz, David DiFillippo, William Ross and Michael Croatti

2021: Shane O’Connor, David Katz, David DiFillippo and Cynthia Croatti

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the group of three comparison companies used for the stock performance graph on page 19 of our Annual Report on Form 10-K for the fiscal year ended August 26, 2023 (Cintas Corporation, Rollins, Inc. and Aramark).
(7)
The Company has identified adjusted revenue as the Company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the non-PEO named executive officers in fiscal 2023 to the Company’s performance. See “Compensation Discussion and Analysis – Annual Cash Incentive Bonuses – Named Executive Officers – CEO Bonus Plan” for a description of our adjusted revenues for fiscal 2023.
(8)
The Company has also selected adjusted operating income as a supplemental Company-selected measure because adjusted operating income is weighted equally with adjusted revenue under our CEO Bonus Plan, executive bonus plan and performance-based restricted stock unit awards. See “Compensation Discussion and Analysis – Annual Cash Incentive Bonuses – Named Executive Officers – CEO Bonus Plan” for a description of our adjusted operating income for fiscal 2023.

Compensation Actually Paid (CAP) Versus Company Performance

The following charts provide a clear, visual description of the relationships between “compensation actually paid” to our PEO, and the average for our non-PEO named executive officers, as set forth in the Pay Versus Performance table above to the following performance measures: (1) (i) TSR and (ii) peer group TSR; (2) net income and (3) adjusted revenue. The first chart also provides a comparison of the Company’s TSR to the peer group TSR.

Compensation Actually Paid And Cumulative TSR
Compensation Actually Paid (in thousands)
Cumulative TSR
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$100.00
$100.00
$119.48
$117.50
$116.88
$94.60
$141.31
$93.05
2020
2021
2022
2023
CAP - PEO
CAP - Avg Non-PEO
UNF TSR
Peer TSR

Compensation Actually Paid And Net Income
Compensation Actually Paid (in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Net Income (in millions)
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$151.1
$103.4
$103.8
2021
2022
2023
CAP - PEO
CAP - Avg Non-PEO
Net Income

Compensation Actually Paid And Adjusted Revenue
Compensation Actually Paid (in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Adjusted Revenue (in millions)
$2,300.0
$2,200.0
$2,100.0
$2,000.0
$1,900.0
$1,800.0
$1,700.0
$1,600.0
$1,826.2
$2,000.8
$2,190.1
2021
2022
2023
CAP - PEO
CAP - Avg Non-PEO
Adjusted Revenue

Financial Performance Measures

The following table lists (in no specific order) the most important financial performance measures used by the Company to link compensation actually paid to our named executive officers in 2023 to the performance of the Company:

•
Adjusted Revenue; and
•
Adjusted Operating Income

Director Compensation – Fiscal 2023

The Compensation Committee determines Director compensation based on the following principles: (1) Director compensation should be aligned with the long-term interest of shareholders; (2) Director compensation should be used to motivate Director behavior; (3) Directors should be adequately compensated for their time and effort; and (4) Director compensation should be approached on an overall basis, rather than as an array of separate elements.

We determine Director compensation on a fiscal year basis. The non-employee Director fee schedule for fiscal 2023 was as follows: an annual fee of $95,000; an annual fee for chairing the Audit Committee of $25,000; an annual fee for chairing a Committee other than the Audit Committee of $15,000; an annual fee for the Chairman of the Board of $30,000; and a $12,000 annual fee for serving on a Committee. As part of the annual compensation, each non-employee Director receives $50,000 of fully vested stock-settled SARs at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. In addition, each non-employee Director receives shares of unrestricted Common Stock having a value (based on the closing price of the Company’s Common Stock on the grant date) equal to $100,000. Those Directors who satisfy the minimum share ownership requirement under the Company’s Director Stock Ownership Policy may elect to receive a cash payment of $100,000 in lieu of the shares of unrestricted Common Stock.

Each Director who was also an employee of our Company received no Director’s fees while employed by the Company during fiscal year 2023.

The compensation earned by our non-employee Directors during fiscal 2023 is set forth in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Share-Based Awards(2)	All Other Compensation		Total
Phillip L. Cohen(3)	$219,000	—	$50,030	—		$269,030
Thomas S. Postek	$119,000	100,000	$50,030	—		$269,030
Michael Iandoli(3)	$234,000	—	$50,030	—		$284,030
Kathleen Camilli(3)	$234,000	—	$50,030	—		$284,030
Raymond C. Zemlin	$264,000	—	$50,030	—		$314,030
Joseph M. Nowicki	$144,000	100,000	$50,030	—		$294,030
Cynthia Croatti	$207,000	—	$50,030	$170,765	(4)	$427,795
Sergio A. Pupkin(5)	$119,000	100,000	$50,030	—		$269,030

(1)
Our non-employee Directors were granted $100,000 of shares of unrestricted Common Stock on November 28, 2022. As described above and below, our non-employee Directors other than Messrs. Nowicki, Postek and Pupkin elected to receive cash in lieu of receiving unrestricted Common Stock. Messrs. Nowicki, Postek and Pupkin elected to receive $100,000 of unrestricted stock, which resulted in their receipt of 525 shares of Common Stock, respectively. The amounts shown for Messrs. Nowicki, Postek and Pupkin represent the aggregate grant date fair value related to 525 shares of unrestricted Common Stock awarded to each Messrs. Nowicki, Postek and Pupkin, respectively, calculated in accordance with FASB ASC 718 (excluding the effect of any estimate of future forfeitures). Such shares of Common Stock, which were granted on November 28, 2022, were fully vested on the date of grant. Additional information concerning our financial reporting of equity award grants is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 26, 2023.
(2)
The amounts shown represent the aggregate grant date fair value related to the grant of 858 stock-settled SARs to each of our non-employee Directors on November 28, 2022, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). These SARs were fully vested upon grant and expire eight years after the grant date or on the second anniversary of the date that the Director ceases to be a member of the Board of Directors, whichever occurs first. Additional information concerning our financial reporting of SARs is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 26, 2023.
(3)
Amounts shown include a $100,000 cash payment in lieu of receiving a grant of $100,000 of shares of unrestricted Common Stock.
(4)
Represents consulting fees earned by Ms. Croatti in fiscal 2023 in connection with her role as a special consultant and advisor to the Company’s Chief Executive Officer and the Senior Leadership Team.
(5)
Sergio A. Pupkin was appointed to the Board of Directors in October 2022.

Compensation Committee Interlocks and Insider Participation

During the 2023 fiscal year, the following Directors served on the Compensation Committee for all or a portion of the fiscal year: Messrs. Iandoli, Zemlin and Nowicki. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. During the 2023 fiscal year, to the knowledge of the Company, none of its executive officers:

•
served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee;
•
served as directors of another entity, one of whose executive officers served on the Compensation Committee; or
•
served as members of the compensation committee of another entity, one of whose executive officers served as one of the Company’s Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable SEC and NYSE rules. The key responsibilities of our committee are set forth in our Charter and include overseeing the integrity of the Company’s financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and the internal audit function.

We serve in an oversight capacity and are not intended to be part of the Company’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

•
Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the fiscal year ended August 26, 2023, including a discussion of accounting principles, judgments and disclosure in the audited financial statements.
•
Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Form 10-Q and 10-K prior to filing.
•
Reviewed the performance of the Company’s internal audit function.
•
Discussed with management, the internal auditors and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.
•
Discussed with the independent registered public accounting firm the overall scope and the plans for the annual audit, the results of their examination and the overall quality of the Company’s financial reporting.
•
Discussed with the independent registered public accounting firm the matters required to be discussed the applicable requirements of the Public Company Accounting Oversight Board.
•
Reviewed all audit and non-audit services performed by the independent registered public accounting firm and considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.
•
Reviewed the performance, qualifications and independence of the independent registered public accounting firm.
•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the reviews and discussions with management and the independent registered public accounting firm and the report of the independent public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the audited financial statements for the fiscal year ended August 26, 2023 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Submitted by the Audit Committee for fiscal 2023

Joseph M. Nowicki (Chair)
Phillip L. Cohen
Thomas S. Postek

Independent Registered Public Accounting Firm

The Audit Committee appointed Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the fiscal 2023 financial statements. Fees billed for services in fiscal 2023 and 2022 were as follows:

	Fiscal 2023	Fiscal 2022
Audit Fees (1)	$2,900,000	$2,249,900
Audit-Related Fees	$—	$—
Tax Fees (2)	$365,215	$320,900
All Other Fees	$—	$—

(1)
Audit fees were for the audit of the Company’s annual financial statements, audit of the effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements.
(2)
Tax fees were for tax compliance, tax advice and tax planning.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the retention of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the fees disclosed above were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Certain Relationships and Related Transactions

The Company’s Board of Directors has adopted a written Related Person Transaction Approval Policy to monitor transactions, arrangements or relationships in which the Company is a participant and any of the following have a direct or indirect material interest: (a) an executive officer, director or director nominee; (b) an immediate family member of an executive officer, director or director nominee; (c) a shareholder that beneficially owns more than 5% of the Company’s Common Stock or Class B Common Stock; or (d) any immediate family member of such 5% shareholder. The policy generally covers related person transactions that meet the minimum threshold for disclosure under relevant SEC rules. Such related person transactions generally involve amounts exceeding $120,000.

The Company’s Chief Financial Officer, together with outside legal counsel, identifies any potential related person transactions and, if he determines that a transaction constitutes a related person transaction under the policy, the Chief Financial Officer provides relevant details to the Audit Committee. If the Chief Financial Officer has an interest in a potential related person transaction, the Chief Executive Officer assumes the role of the Company’s Chief Financial Officer under the policy. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions. Certain related person transactions are deemed pre-approved by the Audit Committee, including transactions, arrangements or relationships where the rates or charges involved in the transactions are determined by competitive bids.

During fiscal 2023, the Company had a commercial relationship with Sealed Air, a company with respect to which Mr. Pupkin is an executive officer. Sealed Air was both a customer of the Company and a vendor to the Company in fiscal 2023. During fiscal 2023, the Company recorded $0.2 million of revenue and $3.2 million of expense, respectively, in connection with such commercial relationship. Mr. Pupkin’s interest in the transaction is solely the result of serving on the Board of Directors of the Company and as an executive officer of Sealed Air. Such commercial relationship was approved by the Audit Committee pursuant to the Company’s Related Person Transaction Approval Policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, Directors and greater than 10% shareholders of the Company are required to file with the SEC pursuant to Section 16(a) of the Exchange Act, reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Executive officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

Delinquent Section 16(a) Reports

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2023 fiscal year, the Company believes that, during the 2023 fiscal year, all executive officers, Directors and greater than 10% shareholders of the Company complied with applicable Section 16(a) filing requirements, except that Matthew Croatti and Steven Sintros each inadvertently filed one late Form 4 report with respect to one transaction.

PROPOSAL 2

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board of Directors is submitting for shareholder action the resolution set forth below to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This is commonly known as, and is referred to in this proxy statement as, a “say-on-pay” proposal or resolution.

In accordance with the results of the advisory shareholder vote held at our annual meeting in 2018, we have previously submitted our say-on-pay proposals to our shareholders once every three years. However, as described below in Proposal 3, we intend to change the frequency of such advisory vote to be held on an annual basis.

This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers. We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as a whole as described in this proxy statement.

We urge shareholders to read the section of this proxy statement captioned “Executive Compensation,” including the Compensation Discussion and Analysis, related compensation tables and narrative discussions contained therein, which provide detailed information on the our compensation policies and practices and the compensation of our named executive officers.

Resolution

We ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal by holders of shares of Common Stock and Class B Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to approve this resolution. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The say-on-pay resolution is advisory, and therefore will not have any binding legal effect on the Company, the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Company, the Board of Directors or the Compensation Committee or to create or imply any change to the fiduciary duties of the Board of Directors. Furthermore, because this non-binding, advisory resolution primarily relates to compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions.

Nevertheless, the Compensation Committee values the opinions of our shareholders and intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our named executive officers.

Recommendation

THE Board OF DIRECTORS unanimously recommends that shareholders vote “FOR” the approval of the non-binding, advisory resolution on executive compensation.

PROPOSAL 3

NON-BINDING, ADVISORY DETERMINATION OF THE FREQUENCY OF FUTURE NON-BINDING, ADVISORY VOTES ON EXECUTIVE COMPENSATION

General

As required by Section 14A of the Exchange Act, the Board of Directors is also submitting for shareholder consideration a proposal to determine, on a non-binding, advisory basis, how frequently we will submit say-on-pay proposals to our shareholders in the future. Shareholders will be able to specify one of three alternative frequencies for the proposal on the proxy card: every year, every two years or every three years, or shareholders may mark “abstain.”

Our most recent non-binding vote regarding how frequently we would submit say-on-pay proposals to our shareholders was conducted at our Annual Meeting of Shareholders held in 2018. At such meeting, our shareholders voted, on a non-binding basis, for the submission of say-on-pay proposals to our shareholders every three years, and the Board of Directors previously determined to follow such frequency determination. However, we recently determined to receive more timely, direct feedback from shareholders regarding the compensation of our named executive officers and evolving best practices. Further, the primary focus of the disclosure of the compensation of our named executive officers required to be included in the our proxy statements is compensation granted in or for the prior fiscal year, and the Compensation Committee re-evaluates the compensation of our named executive officers each year. The Board of Directors therefore believes that an annual say-on-pay resolution will match the annual focus of the proxy statement disclosure and provide us with the clearest and most timely feedback of the three options. This feedback may then be considered by the Compensation Committee in its next annual decision-making process. Additionally, the administrative process of submitting a non-binding, advisory say-on-pay resolution to shareholders on an annual basis is not expected to impose any substantial additional costs on the Company. Accordingly, the Board of Directors has determined that a frequency of every year for the advisory vote on executive compensation is the appropriate interval for the Company’s submission of this vote to shareholders. As a result, we are recommending that shareholders approve a change in the frequency of say-on-pay votes from three years to one year.

Please mark on the proxy card your preferred frequency by choosing the option of every year, two years or three years or mark “abstain.”

Vote Required; Effect of Vote

In order for any of the three alternative frequencies to be approved, it must receive the affirmative vote of a majority of the votes cast of this proposal by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Because there are four choices (one year, two years, three years or abstain), it is possible that none of the three frequency choices will receive a majority of the votes cast. However, shareholders will still be able to communicate their preference with respect to the frequency of say-on-pay proposals by choosing from among these three frequency alternatives. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

This proposal is a non-binding, advisory determination, and therefore will not have any binding legal effect on the Company or the Board of Directors and may not be construed as overruling a decision by the Company or the Board of Directors or to create or imply any change to the fiduciary duties of the Board of Directors. However, the Board of Directors intends to take the results of the vote on this proposal into account in its decision regarding the frequency with which we submit say-on-pay proposals in the future.

Recommendation

The Board OF DIRECTORS unanimously recommends a vote to hold a say-on-pay vote every year. Unless otherwise instructed, proxies solicited by the Board OF DIRECTORS will be voted in favor of including a say-on-pay vote every year.

PROPOSAL 4

APPROVAL OF THE UNIFIRST CORPORATION 2023 EQUITY INCENTIVE PLAN

Introduction

On October 24, 2023, the Board of Directors, upon the recommendation of the Compensation Committee, approved, subject to shareholder approval, the UniFirst Corporation 2023 Equity Incentive Plan (the “Plan”). The Plan is designed to enhance our flexibility to grant equity awards to our officers, employees, non-employee directors and other key persons of the Company and its subsidiaries and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board of Directors and/or the Compensation Committee. At the Annual Meeting, our shareholders are being asked to vote on this proposal to approve the adoption of the Plan.

We believe that equity-based incentive compensation plays an important role in our success. Such awards enable the employees, officers, non-employee directors and other key persons of the Company and our subsidiaries upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in us. We believe that providing such individuals with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company. Further, we believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. To that end, the Plan is necessary to ensure that we will have sufficient authority and flexibility to adequately use future equity-based incentive award as compensation tools to achieve these goals.

As of November 3, 2023, there were 15,127,090 shares of Common Stock outstanding. As of November 3, 2023, the number of shares of Common Stock to be issued upon the exercise of outstanding stock appreciation rights and the vesting of restricted stock units for which we have reserved shares under our Amended and Restated 2010 Stock Option and Incentive Plan is equal to 496,970, which includes (i) 366,258 shares of Common Stock issuable upon the exercise of outstanding stock appreciation rights (285,921 of which are vested and exercisable), (ii) 124,340 shares of Common Stock issuable upon vesting of time-based restricted stock unit awards, and (iii) 6,372 shares of Common Stock issuable upon vesting of outstanding performance-based restricted stock units if maximum performance is achieved. As of November 3, 2023, the weighted average exercise price of the outstanding stock appreciation rights is $160.15 and the weighted average remaining term of the outstanding stock appreciation rights is 5.5 years. Other than the foregoing, no other awards under our Amended and Restated 2010 Stock Option and Incentive Plan were outstanding as of November 3, 2023.

If the Plan is approved by our shareholders at the Annual Meeting, we will cease granting new awards under the Amended and Restated 2010 Stock Option and Incentive Plan as of January 9, 2024. If the Plan is not approved by our shareholders at the Annual Meeting, we will continue to grant awards our Amended and Restated 2010 Stock Option and Incentive Plan until it expires.

Summary of Material Features of the Plan

The material features of the Plan are:

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards and dividend equivalent rights is permitted;
•
The maximum number of shares of Common Stock to be issued under the Plan is 375,000, subject to certain adjustments as set forth in the Plan. Although the number of shares granted over the duration of the Plan will be at the discretion of the Administrator and depend on a number of factors, the Company currently believes that such amount of shares will be approximately the number it needs for grants over a five year period;
•
Stock options and stock appreciation rights will not be repriced in any manner without shareholder approval;
•
A minimum vesting period of one year from date of grant generally is required for all equity awards;
•
Any material amendment to the Plan is subject to approval by our shareholders; and

•
If the Plan is approved by our shareholders at the Annual Meeting, the term of the Plan will expire on January 9, 2034.

Based solely on the closing price of our Common Stock as reported by NYSE on November 3, 2023, the maximum aggregate market value of the Common Stock that could potentially be issued under the Plan is $63,506,250. The shares of Common Stock underlying any awards, including awards under the Amended and Restated 2010 Stock Option and Incentive Plan, that are forfeited, canceled, held back upon exercise of an stock option or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of Common Stock or expire or are otherwise terminated (other than by exercise) will be added back to the shares of Common Stock available for issuance under the Plan. Shares of Common Stock repurchased by us on the open market will not be added back to the shares of Common Stock available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Appendix A.

Administration. The Plan will be administered by the Board of Directors and, to the extent of the authority delegated to it by the Board of Directors, the Compensation Committee (or a similar committee performing the functions of the Compensation Committee, as administrator (the “Administrator”). Under the Plan, the Administrator has full power and authority to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. The Administrator may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, the authority to grant certain awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the delegated committee.

Eligibility. Persons eligible for grants under the Plan will be those full or part-time officers, employees, non-employee directors and key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Administrator in its discretion. As of the date of this proxy statement, approximately 177 individuals would have been eligible to receive grants under the Plan had it been effective on such date, which includes 6 executive officers, 166 employees who are not executive officers and 5 non-employee directors.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 375,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period. In addition, no more than 375,000 shares of Common Stock can be issued in the form of incentive stock options.

Minimum Vesting Period. The vesting period for each award granted under the Plan must be at least equal to one year from the date such award was granted, provided, however, that this requirement will not limit the Administrator’s authority to accelerate the vesting of awards as otherwise set forth in the Plan, and, provided, further, that notwithstanding the foregoing, up to 5% of the shares of Common Stock authorized for issuance under the Plan may be utilized for unrestricted stock awards or other awards with a vesting period of less than one year. In addition, the Administrator may grant awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the minimum one-year vesting period or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the minimum one-year vesting period.

Stock Options. The Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) options that do not so qualify. Options granted under the Plan will be non-qualified stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator but may not be less than 100 percent of the fair market value of the Common Stock on the date of grant. Notwithstanding the foregoing, stock options may be granted with an exercise price per share that is less than 100 percent of the fair market value of the Common Stock on the date of grant, if such stock options are: (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) otherwise compliant with Section 409A of the Code. Fair market value for this purpose will be the last sale price of the shares of Common Stock on the NYSE on the date of grant. The exercise price of an option may not be reduced after the date of the option grant without prior shareholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options and other awards may be accelerated by the Administrator in circumstances involving the optionee’s death or disability. In general, unless otherwise permitted by the Administrator, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of Common Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee for at least six months and that are not subject to restrictions. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value that is closest to, but not less than, the aggregate exercise price.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by an optionee in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of Common Stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Administrator may award shares of Common Stock to grantees subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and objectives and/or continued employment with us through a specified vesting period.

Restricted Stock Units. The Administrator may award restricted stock units to grantees. Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and objectives and/or continued employment with the us through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may, in its sole discretion, also grant shares of Common Stock to grantees that are free from any restrictions under the Plan. Unrestricted stock may be granted in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such grantees.

Cash-Based Awards. The Administrator may, in its sole discretion, grant awards entitling the grantee to receive a cash-denominated payment under the Plan, subject to such terms and conditions as the Administrator may determine. Payment, if any, with respect to a cash award will be made in accordance with the terms of the applicable award and may be made in cash or shares of Common Stock as the Administrator determines.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to grantees, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of an award of restricted stock units or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award. Additionally, any award under the Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.

Sale Event Provisions. The Plan provides that upon the effectiveness of a “sale event,” as defined in the Plan, the Plan and all outstanding awards under the Plan will terminate, unless the parties to the sale event otherwise agree that such awards will be assumed or continued by the successor entity, or will be substituted by the successor entity. In such case, except as otherwise provided by the Administrator in the award agreement, upon the effective time of the sale event, all stock options and stock appreciation rights will automatically become fully exercisable and all other awards with time-based conditions and restrictions will automatically become fully vested and non-forfeitable. All awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Administrator’s discretion or to the extent specified in the relevant award agreement. In addition to or lieu of the treatment described above, (i) the Company will have the option, in its sole discretion, to make or provide for a cash payment to grantees holding stock options and stock appreciation rights equal to the difference between the per share cash consideration pursuant to the sale event, as determined by the Administrator, and the exercise price of such stock options or stock appreciation rights or (ii) each grantee will be permitted, within a specified period of time prior to the consummation of the sale event, to exercise all outstanding stock options and stock appreciation rights, to the extent then exercisable, held by such grantee.

Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires Administrator to make appropriate adjustments to the number of shares of Common Stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Grantees under the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to the approval by the Administrator, a grantee may elect to have the Company’s tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise or vesting of an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate (or in the case of restricted stock awards, the Company’s minimum required tax withholding obligation) or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator. The Administrator may also require that awards be subject to mandatory share withholding up to the required withholding amount.

Clawback. Awards granted under the Plan are subject to the Company’s clawback policy in effect from time to time.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Except as otherwise provided in the Plan, without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights or effect the repricing through cancellation and re-grants or cancellation of stock options or stock appreciation rights in exchange for cash or other awards. To the extent required under the rules of NYSE, to the extent determined by the Administrator to be required by the Code to ensure that incentive stock options granted under the Plan are qualified under Section 422 of the Code, any amendments will be subject to approval by the Company’s shareholders entitled to vote at a meeting of shareholder.

Effective Date of Plan. The Board of Directors adopted the Plan on October 24, 2023, and the Plan becomes effective on the date it is approved by our shareholders. No grants may be made under the Plan after the tenth anniversary of the effective date and no grants of incentive stock options may be made under the Plan after October 24, 2033.

New Plan Benefits

Because the grant of awards under the Plan is within the discretion of the Administrator, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the Plan.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information

The following table provides information as of August 26, 2023 regarding shares of Common Stock that may be issued under our Amended and Restated 2010 Stock Option and Incentive Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	456,372	$150.86	98,769
Equity compensation plans not approved by security holders	—	N/A	—
Total	456,372		98,769

(1)
Includes shares of Common Stock issuable upon the vesting of restricted stock units.
(2)
Restricted stock units are not included in the weighted-average exercise price calculation because there is no exercise price associated with restricted stock units.

Vote Required

The affirmative vote of a majority of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for the approval of the Plan. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 4.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE UNIFIRST CORPORATION 2023 EQUITY INCENTIVE PLAN.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 31, 2024. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management. In addition, although not required by law, the Audit Committee will take into account the vote of the Company’s shareholders with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to participate at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2024.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting or any adjournment or postponement thereof; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Shareholder Proposals

Under the Company’s By-laws, any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2025 Annual Meeting of Shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 2, 2024. In addition, in order to be included in the Proxy Statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2024 Annual Meeting of Shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 11, 2024 and no later than October 26, 2024. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 12, 2024.

Annual Report on Form 10-K

The Company will provide any shareholder with a copy of its Annual Report on Form 10-K, including the financial statements and schedules to such report but excluding exhibits, required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year, without charge, upon receipt of a phone call or written request from such shareholder. Such request must be made to the Company’s Investor Services group by calling (978) 658-8888 or by writing to Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Delivery of Documents to Shareholders Sharing an Address

If you share an address with any of the Company’s other shareholders, your household might receive only one copy of the Proxy Statement, Annual Report and Notice, as applicable. To request individual copies of any of these materials for each shareholder in your household, please contact the Company’s Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887 (telephone: (978) 658-8888). The Company will deliver copies of the Proxy Statement, Annual Report and/or Notice promptly following your written or oral request. To ask that only one copy of any of these materials be mailed to your household, please contact your broker.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2023 ANNUAL REPORT ON FORM 10-K, AT WWW.EDOCUMENTVIEW.COM/UNF AND VOTE BY INTERNET AT WWW.ENVISIONREPORTS.COM/UNF, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON. IF YOUR SHARES ARE HELD IN STREET NAME, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR BROKER, BANK OR OTHER NOMINEE TO HAVE YOUR SHARES VOTED.

Wilmington, Massachusetts

November 30, 2023

Appendix A

UNIFIRST CORPORATION
2023 EQUITY INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the UniFirst Corporation 2023 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of UniFirst Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means the Board, and, to the extent of the authority delegated to it by the Board, the compensation committee of the Board (or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Cause” means for purposes of the Plan a determination of the Board that the employee should be dismissed as a result of (i) serious and willful misconduct that is injurious to the Company; (ii) the employee’s conviction of (whether or not such conviction is subject to appeal), or entry of a plea of guilty or nolo contendere to, any crime or offense involving fraud, personal dishonesty or moral turpitude or which constitutes a felony in the jurisdiction involved; or (iii) the employee’s continuing repeated willful failure or refusal to perform such employee’s duties to the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Stock is traded.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Minimum Vesting Period” means the one-year period following the date of grant of an Award.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the outstanding Stock of the Company to an unrelated person or entity, or (iv) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable to, or otherwise to be received by, the stockholders of the Company, per share of Stock owned by them, pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.10 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)
Administration of Plan. The Plan shall be administered by the Administrator.
(b)
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)
to select the individuals to whom Awards may from time to time be granted;
(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
to determine the number of shares of Stock to be covered by any Award;
(iv)
to determine and modify from time to time the terms and conditions, including restrictions not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death or disability;
(vi)
subject to the provisions of Section 5(b), to extend at any time the period during which Stock Options may be exercised; and
(vii)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)
Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria, each as applicable. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)
Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s charter or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any foreign governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g)
Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, nothing in this Section 2(g) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and, provided further, notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)
Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 375,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan or under the Company’s 2010 Stock Option and Incentive Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or expire or are otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 375,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than 375,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)
Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)
Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Agreement, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.
(d)
Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.
(b)
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(c)
Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(d)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:
(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)
Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or
(iv)
With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the whole number of shares with a Fair Market Value that is closest to, but not less than, the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a)
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(b)
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(c)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a)
Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)
Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock and the right to receive dividends thereon, subject to such conditions contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)
Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)
Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8. RESTRICTED STOCK UNITS

(a)
Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section

409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.
(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.
(c)
Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)
Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)
Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units may also contain terms and conditions different from such other Award.

(b)
Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
(c)
Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. Transferability of Awards

(a)
Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)
Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options, Restricted Stock Units or any Award that is subject to Section 409A) to his or her immediate family members, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners or to such other persons or entities as may be approved by the Administrator, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value, unless such transfer is approved by the Administrator.
(c)
Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)
Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a)
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)
Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate (or in the case of Restricted Stock Awards, the Company’s minimum required tax withholding obligation) or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount.

SECTION 14. Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of a service relationship:

(a)
a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(b)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a)
No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)
Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)
Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)
Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.
(g)
Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by a majority of votes cast by the holders of the shares of the Common Stock and Class B Common Stock of the Company, voting together as a single class, at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: October 24, 2023
DATE APPROVED BY STOCKHOLDERS:

Company Logo C123456789 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1MR A SAMPLE Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. MMMMMM 00 000 DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 11:59 P.M., Eastern Time, on January 8, 2024. Online If no electronic voting, Go to www.envisionreports.com/UNF or delete QR code and control # scan the QR code — login details are Δ ≈ located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card - Common Stock Sign up for electronic delivery at www.envisionreports.com/UNF1234 5678 9012 345 ▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼ Proposals — The Board of Directors recommends a vote FOR all of the nominees set forthin Proposal 1, FOR Proposals 2, 4, and 5, and Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. FOR a frequency of every 1 YEAR on Proposal 3. A +1. Election of two Class I Directors, nominated by the Board of Directors, to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Class I Directors: For Withhold For Withhold 01 - Michael Iandoli 02 - Joseph M. Nowicki 2. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement. For Against Abstain 3. Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers. 1 Year 2 Years 3 Years Abstain For Against Abstain 4. Approval of the UniFirst Corporation 2023 Equity Incentive Plan. 5. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024. Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below. Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND + 1UPX 592043 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03WMDC

2024 Annual Meeting Admission Ticket 2024 Annual Meeting of Shareholders of UniFirst Corporation Tuesday, January 9, 2024, 8:30 a.m. Eastern Time Corporate offices of UniFirst Corporation 68 Jonspin Road, Wilmington, MA 01887 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UNF ▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼ +Proxy — UniFirst Corporation Common Stock The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O’Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2024 Annual Meeting of Shareholders of UniFirst Corporation to be held on Tuesday, January 9, 2024 at 8:30 a.m. Eastern Time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4, FOR A FREQUENCY OF EVERY “1 YEAR” ON PROPOSAL 3, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 5, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL. (PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.) C Non-Voting Items Change of Address — Please print new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Company Logo C123456789 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1MR A SAMPLE Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. MMMMMM 00 000 DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 11:59 P.M., Eastern Time, on January 8, 2024. Online If no electronic voting, Go to www.envisionreports.com/UNF or delete QR code and control # scan the QR code — login details are Δ ≈ located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card - Class B Common Stock Sign up for electronic delivery at www.envisionreports.com/UNF 1234 5678 9012 345 ▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼ Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FORProposals X – X and for every X YEARS on Proposal X. Proposals — The Board of Directors recommends a vote FOR the nominee set forth in Proposal 1, FOR Proposals 2, 4, and 5, and FOR a frequency of every 1 YEAR on Proposal 3. A +1. Election of one Class I Director, nominated by the Board of Directors, to serve for a term of three years until the 2027 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Class I Directors: 01 - Michael Iandoli For Withhold 2. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement. For Against Abstain 3. Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers. 1 Year 2 Years 3 Years Abstain For Against Abstain4. Approval of the UniFirst Corporation 2023 Equity Incentive Plan. 5. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024. Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below. Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND + 1UPX 592043 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03WMGD

2024 Annual Meeting Admission Ticket 2024 Annual Meeting of Shareholders of UniFirst Corporation Tuesday, January 9, 2024, 8:30 a.m. Eastern Time Corporate offices of UniFirst Corporation 68 Jonspin Road, Wilmington, MA 01887 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UNF ▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼ +Proxy — UniFirst Corporation Class B Common Stock The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O’Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2024 Annual Meeting of Shareholders of UniFirst Corporation to be held on Tuesday, January 9, 2024 at 8:30 a.m. Eastern Time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4, FOR A FREQUENCY OF EVERY “1 YEAR” ON PROPOSAL 3, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 5, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL. (PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.) C Non-Voting Items Change of Address — Please print new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.